SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT
                            Dated: September 20, 1999
                       $100,000,000 Senior Credit Facility
                                  by and among
                            THE LENDERS NAMED HEREIN,
                                   as Lenders,
                           FLEET CAPITAL CORPORATION,
                                    as Agent,
                                       and
                         EAGLE PACIFIC INDUSTRIES, INC.,
                                   as Borrower








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                                TABLE OF CONTENTS

                                                                         PAGE


SECTION 1.  CREDIT FACILITY................................................1
               1.1   Revolving Credit Loans................................1
               1.2   Term Loans............................................3
               1.3   Letters of Credit; LC Guaranties......................4

SECTION 2.  INTEREST, FEES AND CHARGES.....................................6
               2.1   Interest..............................................6
               2.2   Computation of Interest and Fees......................8
               2.3   Letter of Credit and LC Guaranty Fees.................9
               2.4   Unused Line Fee.......................................9
               2.5   Collection Charges....................................9
               2.6   Audit and Appraisal Expenses..........................9
               2.7   Reimbursement of Expenses............................10
               2.8   Bank Charges.........................................10
               2.9   Capital Adequacy Charge..............................10

SECTION 3.  LOAN ADMINISTRATION...........................................11
               3.1   Manner of Borrowing Revolving Credit Loans...........11
               3.2   Payments.............................................13
               3.3   Mandatory Prepayments................................14
               3.4   All Loans to Constitute One Obligation...............16
               3.5   Loan Account.........................................16
               3.6   Statements of Account................................16

SECTION 4.  TERM AND TERMINATION..........................................17
               4.1   Term of Agreement....................................17
               4.2   Termination..........................................17

SECTION 5.  SECURITY INTERESTS............................................18
               5.1   Security Interest in Collateral......................18
               5.2   Lien Perfection; Further Assurances..................19
               5.3   Safekeeping of Collateral............................19
               5.4   Lien on Realty.......................................19

SECTION 6.  COLLATERAL ADMINISTRATION.....................................19
               6.1   General..............................................19
               6.2   Administration of Accounts...........................20
               6.3   Administration of Inventory..........................22

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               6.4   Administration of Equipment..........................22
               6.5   Payment of Charges...................................23

SECTION 7.  REPRESENTATIONS AND WARRANTIES................................23
               7.1   General Representations and Warranties...............23
               7.2   Continuous Nature of Representations and Warranties..30
               7.3   Survival of Representations and Warranties...........30

SECTION 8.  COVENANTS AND CONTINUING AGREEMENTS...........................30
               8.1   Affirmative Covenants................................30
               8.2   Negative Covenants...................................33
               8.3   Specific Financial Covenants.........................38

SECTION 9.  CONDITIONS PRECEDENT..........................................38
               9.1   Documentation........................................38
               9.2   No Default...........................................39
               9.3   Other Loan Documents.................................39
               9.4   No Litigation........................................39
               9.5   Acquisition..........................................39
               9.6   Environmental Surveys................................39
               9.7   Subordinated Notes and Cash Equity...................39
               9.8   Transaction Fees.....................................39
               9.9   Availability.........................................39

SECTION 10.  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT............40
              10.1  Events of Default.....................................40
              10.2  Acceleration of the Obligations.......................42
              10.3  Other Remedies........................................42
              10.4  Remedies Cumulative; No Waiver........................44

SECTION 11.  AGENT........................................................44
              11.1  Power of Attorney, Authorization and Action...........44
              11.2  Agent's Reliance, Etc.................................44
              11.3  FCC and Affiliates....................................45
              11.4  Lender Credit Decision................................45
              11.5  Indemnification.......................................45
              11.6  Successor Agent.......................................46

SECTION 12.  MISCELLANEOUS................................................46
              12.1  Power of Attorney.....................................46
              12.2  Indemnity.............................................47
              12.3  Modification of Agreement; Sale of Interest...........47
              12.4  Severability..........................................50

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              12.5  Successors and Assigns................................51
              12.6  Cumulative Effect; Conflict of Terms..................51
              12.7  Execution in Counterparts.............................51
              12.8  Notice................................................51
              12.9  Agent and/or Required Lenders'Consent.................52
              12.10 Credit Inquiries......................................52
              12.11 Time of Essence.......................................52
              12.12 Entire Agreement......................................52
              12.13 Interpretation........................................53
              12.14 GOVERNING LAW; CONSENT TO FORUM.......................53
              12.15 WAIVERS BY BORROWER...................................54
              12.16 Publicity.............................................54




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             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         THIS SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT is made this 20th day of September, 1999, by and among EAGLE PACIFIC INDUSTRIES, INC. ("Borrower"), a Minnesota corporation with its chief executive office and principal place of business at 2430 Andersen Consulting Tower, 333 South Seventh Street, Minneapolis, Minnesota 55402, the lenders who are signatories hereto ("Lenders") and FLEET CAPITAL CORPORATION ("FCC"), a Rhode Island corporation having an office at 20800 Swenson Drive, Waukesha, Wisconsin 53186, as agent for the Lenders hereunder (FCC, in such capacity, being "Agent"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                                    RECITALS

         A. FCC and Borrower entered into a certain Amended and Restated Loan and Security Agreement dated as of December 31, 1997. Said Amended and Restated Loan and Security Agreement is hereinafter referred to as the "Amended and Restated Loan Agreement"; and

         B. Borrower, FCC as Agent and a Lender and the other lender signatories hereto desire to amend and restate the Amended and Restated Loan Agreement pursuant to the terms hereof to provide for, inter alia, the addition of other Lenders and for the extension of additional credit facilities to Borrower.

         C. Accordingly, in consideration of the mutual agreements contained herein, and subject to the terms and conditions hereof, the parties hereto agree as follows:

SECTION 1    CREDIT FACILITY

         Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make a Total Credit Facility of up to One Hundred Million Dollars ($100,000,000) available upon Borrower's request therefor, as follows:

         1.1 Revolving Credit Loans.

             1.1.1 Loans and Reserves. The aggregate amount of the Revolving Credit Loans to be made by each Lender (such Lender's "Revolving Credit Loan Commitment"), pursuant to the terms hereof, shall be the amount set below such Lender's name on the signature pages hereof. The aggregate principal amount of the Revolving Credit Loan Commitments is Fifty Million Dollars ($50,000,000). The percentage equal to the quotient of (x) each Lender's Revolving Credit Loan Commitment, divided by (y) the aggregate of all Revolving Credit Loan

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Commitments, is that Lender's "Revolving Credit Percentage". Subject to all of
the terms and conditions of this Agreement, each Lender agrees, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time, as requested by Borrower in accordance with the terms of Section 3.1 hereof, up to a maximum principal amount at any time outstanding equal to the product of (A) the Borrowing Base at such time, multiplied by (B) such Lender's Revolving Credit Percentage. It is expressly understood and agreed that Agent and Lenders may use the Borrowing Base as a maximum ceiling on Revolving Credit Loans outstanding to Borrower at any time. If the unpaid balance of the Revolving Credit Loans should exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Loans shall nevertheless constitute Obligations that are secured by the Collateral and entitled to all the benefits thereof. In no event shall Lenders be required to make a Revolving Credit Loan at any time that there exists a Default or an Event of Default. Agent shall have the right to establish reserves in such amounts, and with respect to such matters, as Agent shall deem necessary or appropriate, against the amount of Revolving Credit Loans which Borrower may otherwise request under this Section 1.1.1, including, without limitation, with respect to (i) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any Section of this Agreement; (ii) amounts owing by Borrower to any Person to the extent secured by a Lien on, or trust over, any Property of Borrower and Borrower has not already established funded reserves over which Agent, for its benefit and the ratable benefit of Lenders, has a security interest; and (iii) such other matters, events, conditions or contingencies as to which Agent, in its sole credit judgment, determines reserves should be established from time to time hereunder.

         (1) The Revolving Credit Loans shall be evidenced by promissory notes to be executed and delivered by Borrower at the time of the initial Revolving Credit Loan, the form of which is attached hereto and made a part hereof as Exhibit A-1 (the "Revolving Credit Notes"). Each Revolving Credit Note shall be payable to the order of a Lender and shall represent the obligation of Borrower to pay the amount of such Lender's Revolving Credit Loan Commitment or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender to Borrower with interest thereon as prescribed in Section 2.1.1.

         (2) Insofar as Borrower may request and Lenders may be willing in their sole and absolute discretion to make Revolving Credit Loans to Borrower at a time when the unpaid balance of Revolving Credit Loans exceeds, or would exceed with the making of any such Revolving Credit Loan, the Borrowing Base (any such Loan or Loans being herein referred to individually as an "Overadvance" and collectively as "Overadvances"), Agent shall enter such Overadvances as debits in the Loan Account. All Overadvances shall be repaid on demand, shall be secured by the Collateral and shall bear interest as provided in this Agreement for Revolving Credit Loans generally. Any Overadvance to be made by Lenders pursuant to the terms hereof shall be made by Lenders ratably in accordance with their Revolving Credit Percentages. Overadvances in an aggregate amount of Five Hundred Thousand Dollars ($500,000) or less may, prior to occurrence and continuation of a Default or an Event of Default, be made in the sole and absolute discretion of Agent. Overadvances in an aggregate amount of more than


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Five Hundred Thousand Dollars ($500,000) but less than One Million Dollars
($1,000,000) may, prior to the occurrence and continuation of a Default or an Event of Default, be made in the sole and absolute discretion of Required Lenders. Overadvances in an aggregate amount of One Million Dollars ($1,000,000) or more and Overadvances to be made after the occurrence, and during the continuation, of a Default or an Event of Default shall require the consent of all Lenders. In no event shall any Lender be required to make Revolving Credit Loans (including any Overadvances or Revolving Credit Loans in respect of amounts paid by Agent or any Lender in connection with any Letter of Credit or LC Guaranty) if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Credit Loans made by such Lender would exceed such Lender's Revolving Credit Loan Commitment. The forgoing notwithstanding, in no event, unless otherwise consented to by all Lenders, (x) shall any Overadvances be outstanding for more than sixty (60) consecutive days or (y) after all outstanding Overadvances have been repaid, shall Agent or Lenders make any additional Overadvances unless thirty (30) days or more have expired since the last date on which any Overadvances were outstanding.

             1.1.2 Swingline Loans. In order to reduce the frequency of transfers from Lenders to Agent, Agent, in its sole discretion, may, from its own funds, make Revolving Credit Loans on behalf of Lenders; provided that the aggregate amount of any such Revolving Credit Loans so made by Agent shall not at any time exceed Three Million Dollars ($3,000,000). Any such Revolving Credit Loan made by Agent on behalf of Lenders is sometimes hereinafter referred to as a "Swingline Loan." In such event, the Lenders on behalf of whom Agent made the Revolving Credit Loan shall reimburse Agent for the amount of Revolving Credit Loan so made on its behalf, on a weekly (or more frequent basis as determined by Agent, in its sole discretion) basis and the entire amount of interest attributable to such Revolving Credit Loan for the period from the date on which said Revolving Credit Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent. All Swingline Loans shall be included in the Base Rate Revolving Portion of the Loans and shall bear interest as provided in Section 2.1.1 (A) thereof.

             1.1.3 Use of Proceeds. The Revolving Credit Loans shall be used solely for the payment of the purchase price payable pursuant to the Purchase Documents and of transaction costs related to the Acquisition and for Borrower's general operating and capital needs in a manner consistent with the provisions of this Agreement and all applicable laws.

         1.2 Term Loans.

             1.2.1 Term Loan A. As set forth in Section 1.2.1 of the Amended and Restated Loan Agreement, certain term loans to Borrower's predecessors-in-interest were consolidated into one term loan (the "Amended and Restated Term Loan"). As of the Closing Date the principal balance of the Amended and Restated Term Loan is $10,666,000. On the Closing Date, each Lender shall be deemed to have purchased from FCC an interest in the Amended and Restated Term Loan equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Amended and Restated Term Loan Commitment"). On the Closing Date, subject to the fulfillment or waiver of all

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conditions precedent to the effectiveness of this Agreement, each Lender shall make new term loans (collectively the "Second Amended and Restated Term Loan") to Borrower in the principal amount set forth below such Lender's name on the signature pages hereof (such Lender's "Second Amended and Restated Term Loan Commitment"). The aggregate amount of each Lender's Amended and Restated Term Loan Commitment and Second Amended and Restated Term Loan Commitment is hereinafter referred to as such Lender's "Term Loan A Commitment". The percentage equal to the quotient of (x) each Lender's Term Loan A Commitment, divided by (y) the aggregate of all Term Loan A Commitments, is such Lender's "Term A Loan Percentage." The aggregate amount of the Term Loan A Commitments is Thirty-Five Million Dollars ($35,000,000). The Amended and Restated Term Loan and the Second Amended and Restated Term Loan Commitments are sometimes hereinafter referred to as "Term Loan A." Term Loan A shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Closing Date, the form of which is attached hereto and made a part hereof as Exhibit A-2 ("Term Note(s)A"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of Term Notes A. The proceeds of Term Loan A shall be used by Borrower, solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

             1.2.2 Term Loan B. On the Closing Date, subject to the fulfillment or waiver of all conditions precedent to the effectiveness of this Agreement, each Lender shall make a term loan B (collectively "Term Loan B") to Borrower in the aggregate principal amount equal to the amount set forth below such Lender's name on the signature pages hereof (such Lender's "Term Loan B Commitment"). The percentage equal to the quotient of (x) each Lender's Term Loan B Commitment, divided by (y) the aggregate of all Term Loan B Commitments, is that Lender's "Term Loan B Percentage." The aggregate amount of the Term Loan B Commitments is Fifteen Million Dollars ($15,000,000). Term Loan B shall be evidenced by promissory notes to be executed and delivered by Borrower to Lenders on the Closing Date, the form of which is attached hereto and made a part hereof as Exhibit A-3 ("Term Note(s) B"), shall bear interest as specified in Section 2.1 and shall be repayable in accordance with the terms of Term Notes B. Term Loan B shall be funded upon the effectiveness of this Agreement on the Closing Date. The proceeds of Term Loan B shall be used by Borrower solely for purposes for which the proceeds of the Revolving Credit Loans are authorized to be used.

         1.3 Letters of Credit; LC Guaranties.

         (1) Subject to all of the terms and conditions of this Agreement, if requested to do so by Borrower, Agent shall, on behalf of Lenders, issue its, or cause to be issued Bank's Letters of Credit for the account of Borrower or shall execute LC Guaranties by which Lenders shall guaranty the payment or performance by Borrower of its reimbursement obligation with respect to Letters of Credit issued for Borrower's account by Bank or Agent; provided that the aggregate face amount of all Letters of Credit and LC Guaranties outstanding at any time shall not exceed One Million Dollars ($1,000,000) and no Letter of Credit may have an expiration date that is after sixty days prior to the Commitment Termination Date, unless Borrower provides, on or prior to the Commitment Termination Date, Agent with cash collateral for said Letter of Credit or LC Guaranty, in a manner

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and amount reasonably acceptable to Agent. Further, the expiration date of any
Trade Letter of Credit shall be not more than 180 days after the issuance thereof and the expiration date of any Standby Letter of Credit shall not be more than one year after the date of issuance thereof (although any such Standby Letter of Credit shall be renewable for an additional one-year period in accordance with the terms hereof). Any amounts paid by Agent or any Lender under any LC Guaranty or in connection with any Letter of Credit (i) shall become part of the Obligations, (ii) unless paid by Borrower pursuant to Section 1.3(C) below, shall be paid from the proceeds of a Revolving Credit Loan requested pursuant to Section 3.1.1 below, to the extent Lenders are required to make Revolving Credit Loans pursuant to the terms hereof and (iii) otherwise, shall be payable on demand. In no event shall Agent, Bank or Lenders be required to issue or cause to be issued Letters of Credit or LC Guaranties at any time there exists and is continuing a Default or an Event of Default.

         (2) Immediately upon the issuance of each Letter of Credit by Agent or Bank or LC Guaranty by Agent hereunder, each Lender shall be deemed to have automatically, irrevocably and unconditionally purchased from Agent an undivided interest and participation in and to such Letter of Credit or LC Guaranty, the obligations of Borrower in respect thereof and the liability of Agent thereunder in an amount equal to the amount available for drawing under such Letter of Credit or, in the case of a LC Guaranty, the amount guaranteed thereunder, multiplied by such Lender's Revolving Credit Percentage. Agent will notify each Lender promptly upon presentation to it of a draw under a Letter of Credit or a demand for payment under a LC Guaranty. On a weekly basis, or more frequently if requested by Agent, each Lender shall make payment to Agent in immediately available funds, of an amount equal to such Lender's pro rata share of the amount of any payment made by Agent in respect to any Letter of Credit or LC Guaranty. The obligation of each Lender to reimburse Agent under this Section
1.3 shall be unconditional, continuing, irrevocable and absolute, except in respect of indemnity claims arising out of Agent's wilful misconduct or gross negligence. In the event that any Lender fails to make payment to Agent of any amount due under this Section 1.3, Agent shall be entitled to receive, retain and apply against such obligation the principal and interest otherwise payable to such Lender hereunder until Agent receives such payment from such Lender or such obligation is otherwise fully satisfied; provided, however, that nothing contained in this sentence shall relieve such Lender of its obligation to reimburse the Agent for such amount in accordance with this Section 1.3(B).

         (3) Borrower agrees, unconditionally, irrevocably and absolutely, to pay immediately to Agent, for the account of Lenders, the amount drawn under a Letter of Credit or paid pursuant to a LC Guaranty. If Borrower at any time fails to make such payment in accordance with the terms of this Agreement, Borrower shall be deemed to have elected to borrow from the Lenders on such date Revolving Credit Loans equal in aggregate amount to the amount paid by Agent or the issuing Lender, as the case may be, under such Letter of Credit or LC Guaranty. The provisions of Section 1.3(A) and (B) notwithstanding, in the event that any Lender is prohibited by any Legal Requirement from issuing or participating in any LC Guaranty (or portion thereof), then Agent shall issue such LC Guaranty (or such Lender's portion thereof) in lieu of such Lender and such Lender shall not be deemed to have a participation therein. In such event, any payments received by Agent pursuant to Section 1.3(C) of the Loan Agreement which would otherwise be paid by Agent to such Lender shall be retained by Agent to reimburse Agent for any amounts paid by Agent in respect to the LC Guaranty (or portion thereof) Agent issued in lieu of such Lender.

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         (4) Agent shall give prompt telephone, telex, or telecopy notice to each Lender of each issuance of, or amendment to, a Letter of Credit specifying the effective date of the Letter of Credit or amendment, the amount, the beneficiary, and the expiration date of the Letter of Credit, in each case as established originally or through the relevant amendment, as applicable, each Lender's pro rata participation in such Letter of Credit and whether Agent has classified the Letter of Credit as a commercial, performance, or financial letter of credit for regulatory reporting purposes.


SECTION 1  INTEREST, FEES AND CHARGES

         2.1 Interest.

             2.1.1 Rates of Interest.

                  (1) Interest. (i) Interest shall accrue on the Base Rate Revolving Credit Portion, the Base Rate Term A Portion and the Base Rate Term B Portion outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at a fluctuating rate per annum equal to the sum of the Applicable Margin plus the Base Rate. After the date hereof, the foregoing rates of interest shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Base Rate, with such adjustments to be effective as of the opening of business on the day that any such change in the Base Rate becomes effective. The Base Rate in effect on the date hereof shall be the Base Rate effective on the opening of business on the date hereof, but if this Agreement is executed on a day that is not a Business Day, the Base Rate in effect on the date hereof shall be the Base Rate effective as of the opening of business on the last Business Day immediately preceding the date hereof.
                  (1)
                  (2) Interest shall accrue on each LIBOR Revolving Credit Portion, LIBOR Term A Portion and LIBOR Term B Portion outstanding at the end of each day (computed on the basis of a calendar year of 360 days and actual days elapsed) at rates equal to the sum of the LIBOR Rate applicable to each such LIBOR Revolving Credit Portion, LIBOR Term A Portion and LIBOR Term B Portion plus the Applicable Margin.

                  (2) LIBOR Option.

                  (1) Conditions for Basing Interest on the LIBOR Rate. Upon the condition that:

                      (1) Agent shall have received a LIBOR Request from Borrower at least 3 Business Days prior to the first day of the LIBOR Period requested;

                      (2) There shall have occurred no change in applicable law which would make it unlawful for any Lender to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market;

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                      (3) As of the date of the LIBOR Request and the first day
         of the LIBOR Period, there shall exist no Default or Event of Default which has not been waived by Required Lenders; and

                      (4) Agent shall have determined in good faith that Agent is able to determine the LIBOR Rate in respect of the Requested LIBOR Period;

         then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate. The foregoing notwithstanding, Borrower acknowledges that there may not be more than five LIBOR Portions outstanding at any one time.

                  (2) Indemnification for Funding and Other Losses. Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify Agent and each Lender against any expense or loss suffered by Agent or any Lender as a result of any failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or as a result of the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by Agent or any Lender to fund or maintain the requested LIBOR Portion. Upon request by Borrower, Agent or the applicable Lender shall provide Borrower with a certificate of an officer of Agent or any applicable Lender setting forth the calculation of the amount of any such loss and the basis therefor, which calculation shall, in the absence of manifest error be conclusive.

                  (3) Change in Applicable Laws, Regulations, etc. If (x) any Legal Requirement shall make it unlawful for any Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion, or otherwise to give effect to its obligations as contemplated under this Section 2.1.1(B), or shall impose on any Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of such Lender which includes any LIBOR Portion, or shall impose on any Lender any restrictions on the amount of such a category of liabilities of assets which any such Lender may hold, or (y) any Lender shall determine in good faith that such Lender is unable to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts for the requested LIBOR Period, (a) Agent or such Lender may by notice thereof to Borrower terminate the LIBOR Option, with respect to the Loans made or to be made by such Lender, (b) any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate provided for in Section 2.1.1(A)(i) payable on the dates provided for in Section 3.2.2(i) and (c) Borrower shall indemnify such Lender against any out-of-pocket loss, penalty or expense incurred by such Lender by reason of the liquidation or

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         redeployment of deposits or other funds acquired by such Lender or to fund or maintain such LIBOR Portion. The applicable Lender shall promptly give Borrower written notice of when such condition shall cease to exist.

                  (4) Taxes. It is the understanding of Borrower, Agent and Lenders that each Lender shall receive payments of amounts of principal of and interest on the Revolving Credit Loans, Term Loan A and Term Loan B with respect to the LIBOR Portions from time to time subject to a LIBOR Option free and clear of, and without deduction for, any Taxes. If (i) any Lender shall be subject to any such Tax in respect of any such LIBOR Portion or any part thereof or (ii) Borrower shall be required to withhold or deduct any such Tax from any such amount, the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by such Lender to reflect all additional costs incurred by such Lender in connection with the payments by such Lender or the withholding by Borrower of such Tax and Borrower shall provide such Lender with a statement detailing the amount of any such Tax actually paid by Borrower. Determination by such Lender of the amount of such costs shall, in the absence of manifest error, be conclusive, and at Borrower's request, such Lender shall demonstrate the basis of such determination. If after any such adjustment, any part of any Tax paid by such Lender is subsequently recovered by Lender, such Lender shall promptly reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of such Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

             2.1.2 Default Rate of Interest. Upon the occurrence and during the continuance of an Event of Default at the option of Agent or Required Lenders the principal amount of all Loans shall bear interest at a rate per annum equal to two percent (2%) above the interest rate otherwise applicable thereto (the "Default Rate").

             2.1.3 Maximum Interest. In no event whatsoever shall the aggregate of all amounts deemed interest hereunder or under the Notes and charged or collected pursuant to the terms of this Agreement or pursuant to the Notes exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement, or the Notes are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

         2.2 Computation of Interest and Fees. Interest, unused line fees, Letter of Credit fees, LC Guaranty fees, and collection charges hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days. For the purpose of computing interest hereunder, all items of payment received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) on the first Business Day after receipt by Agent of such items in Agent's account located in Chicago, Illinois.

         2.3 Letter of Credit and LC Guaranty Fees. Borrower shall pay to Agent for the ratable benefit of Lenders:

                  (1) for Standby Letters of Credit and LC Guaranties of Standby Letters of Credit, a fee equal to the annualized LC Percent of the aggregate face amount of such Letters of Credit and LC Guaranties outstanding from time to time during the term of this Agreement, plus all normal and customary charges associated with the issuance thereof as set forth on Exhibit S hereof. Said fees shall be payable on the first calendar day of each month (for the immediately preceding month) computed through the last day of the preceding month; provided that such normal and customary charges shall be payable upon the issuance of such Letter of Credit or LC Guaranty. All such fees and charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason; and

                  (2) for Trade Letters of Credit and LC Guaranties of Trade Letters of Credit, a fee equal to the annualized LC Percent of the face amount of each such Letter of Credit or LC Guaranty, plus the normal and customary charges associated with the issuance thereof as set forth on Exhibit S hereof. Said fees shall be payable on the first calendar day of each month (for the immediately preceding month) computed through the last day of the preceding month; provided that such normal and customary charges shall be payable upon the issuance of such Letter of Credit or execution of such LC Guaranty. All of such fees and charges shall be fully earned and due and payable upon issuance, renewal or extension (as the case may be) of each such Letter of Credit or LC Guaranty, and shall not be subject to rebate or proration upon the termination of this Agreement for any reason.

         2.4 Unused Line Fee. Borrower shall pay to Agent for the ratable benefit of Lenders a fee equal to the Applicable Margin per annum of the average daily amount by which the Maximum Revolving Loan Amount exceeds the sum of the outstanding principal balance of Revolving Credit Loans (exclusive of Swingline Loans) plus the LC Amount. The unused line fee shall be payable monthly in arrears on the first day of each calendar month hereafter.

         2.5 Collection Charges. If items of payment are received by Agent at a time when there are no Revolving Credit Loans outstanding, such items of payment shall be subject to a collection charge equal to one days' interest on the amount thereof at the rate then applicable to the Base Rate Revolving Credit Portion of the Revolving Credit Loans, which collection charges shall be payable by Borrower to Agent on the first Business Day of each month.

         2.6 Audit and Appraisal Expenses. Borrower shall pay to Agent all out-of-pocket expenses incurred by Agent in connection with such audits and appraisals of Borrower's books, records and assets and such other matters as Agent shall deem appropriate. Such expenses shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrower, which request shall itemize such fees and expenses in reasonable detail.

         2.7 Reimbursement of Expenses. If, at any time or times regardless of whether or not an Event of Default then exists, Agent or any Lender (in respect to clauses (iii) and (iv) only) incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (i) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents; (ii) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; (iii) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) in any way relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's affairs; (iv) any attempt to enforce any rights of Agent or any Lender against Borrower or any other Person which may be obligated to Agent or Lenders by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (v) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such legal and accounting expenses, other costs and out of pocket expenses of Agent or Lenders shall be charged to Borrower. All amounts chargeable to Borrower under this Section 2.7 shall be Obligations secured by all of the Collateral, shall be payable on demand to Agent or such Lender, as the case may be, and shall bear interest from the date such demand is made until paid in full at the rate applicable to the Base Rate Revolving Credit Portion from time to time. Borrower shall also reimburse Agent for expenses incurred by Agent in its administration of the Collateral to the extent and in the manner provided in Section 6 hereof. The foregoing notwithstanding, Borrower shall not be required to reimburse Agent or any Lender for any costs or expenses incurred in any action where there is entered a final non-appealable court order pursuant to which the Agent or the Lender is not granted its requested relief in whole or in part.

         2.8 Bank Charges. Borrower shall pay to Agent (for its benefit or the benefit of a Lender, as applicable), on demand, any and all fees, costs or expenses which Agent or any Lender pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Agent or any Lender, of proceeds of loans made by Agent or any Lender to Borrower pursuant to this Agreement and (ii) the depositing for collection, by Agent or any Lender, of any check or item of payment received or delivered to Agent or any Lender on account of the Obligations.

         2.9 Capital Adequacy Charge. In the event that any Lender (an "Affected Lender") shall have determined that the adoption (effected after the date hereof) of any law, rule or regulation regarding capital adequacy, or any change therein or in the interpretation or application thereof or compliance by any such Affected Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on such Affected Lender's capital as a consequence of its obligations hereunder to a level below that which such Affected Lender could have achieved but for such adoption, change or compliance (taking into consideration such Affected Lender's policies with respect to capital adequacy) by an amount deemed by such Affected Lender, in its reasonable discretion, to be material, then from time to time, after submission by such Affected Lender to Borrower of a written demand therefor, which demand shall be made within sixty (60) days of such reduction, Borrower shall pay to such Affected Lender such additional amount or amounts as will compensate such Affected Lender for such reduction. A certificate of such Affected Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to such Affected Lender, and the method by which such amounts were determined. In determining such amount, such Affected Lender may use any reasonable averaging and attribution methods. Each Lender and Agent agrees to allocate any such cost increase among its similarly situated customers in good faith and on an equitable basis; provided, however, that any such Affected Lender shall not be entitled to such amounts unless similar assessments are imposed by such Affected Lender on other comparable borrowers of such Affected Lender. In the event that the provisions of this Section 2.9 and/or
Section 2.1.1(B)(iv) result in the effective interest rates being charged to Borrower by any Lender being increased, on a per annum basis, by more than one quarter percent (1/4%), Borrower, at its option and expense, may obtain a substitute Lender (who shall be reasonably acceptable to Agent) for such Lender. In such event, Borrower shall provide written notice to any such Affected Lender or other Lender and Agent that Borrower requires any such Affected Lender or any Lender subject to a Tax under Section 2.1.1(B)(iv) to sell and transfer all its interest in this Agreement and its Revolving Credit Note, Term Note A, Term Note B, Revolving Credit Loan Commitments and interests and obligations in respect to the LC Amount to a substitute Lender (who shall be reasonably acceptable to Agent) for a price in cash equal to principal balance of such Affected Lender or other Lender's outstanding Loans plus all accrued but unpaid interest thereon plus all accrued but unpaid fees due any such Affected Lender or other Lender under the terms hereof. Any such sale and transfer shall be made within thirty
(30) days after such Affected Lender or other Lender's and Agent's receipt of Borrower's notice referred to hereunder pursuant to the terms of Section 12.3(c) hereof. Any Lender who becomes an Affected Lender shall, within ten (10) days of the circumstances giving rise to such fact, give Borrower written notice of such fact.

SECTION 1  LOAN ADMINISTRATION.

         3.1 Manner of Borrowing Revolving Credit Loans. Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

             3.1.1 Loan Requests. A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Agent a Notice of Revolving Credit Loan, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, provided, however, that no such request may be made at a time when there exists and is continuing a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, the Term Notes A or Term Notes B, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation. As an accommodation to Borrower, Agent may permit telephonic requests for loans and electronic transmittal of instructions, authorizations, agreements or reports to Agent by Borrower. Unless Borrower specifically directs Agent in writing not to accept or act upon telephonic or electronic communications from Borrower, Agent shall have no liability to Borrower for any loss or damage suffered by any Borrower as a result of Agent's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent by Borrower and Agent shall have no duty to verify the origin of any such communication or the authority of the person sending it. Except as otherwise provided in Section 2.1.1(B), each Revolving Credit Loan shall be made on notice, given not later than 11:00 a.m. (Milwaukee time) on the Business Day of the proposed Revolving Credit Loan, by Borrower to Agent, which shall give to each Lender prompt written notice thereof by telecopier, telex or cable. Each such notice (a "Notice of Revolving Credit Loan") shall be in writing or by telephone to Agent at (414) 798-4800, confirmed immediately in writing, specifying therein the requested date and amount of such Revolving Credit Loan. Each Lender shall, not later than 2:00 p.m. (Milwaukee time) on each requested date, wire to a bank designated by Agent the amount of that Lender's Revolving Credit Percentage of the requested Revolving Credit Loan. Agent shall, before 2:30 P.M. (Milwaukee time) on the date of the proposed Revolving Credit Loan, subject to the provisions hereof, wire to a bank designated by Borrower and reasonably acceptable to Agent, the amount of such Revolving Credit Loan to the extent received from the Lenders. The failure of any Lender to make the Revolving Credit Loan to be made by it shall not relieve any other Lender of its obligation hereunder to make its Revolving Credit Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan to be made by such other Lender.

         If at any time one or more Lenders refuse or fail to make a requested Revolving Credit Loan when all conditions to a Revolving Credit Loan have been satisfied or waived, then Agent may, at its option, but shall have no obligation whatsoever to, purchase all, but not less than all, of the Revolving Credit Note, Term Note A, Term Note B and interests and obligations in respect to the LC Amount held by the Lender(s) (a "Defaulting Lender") who so fail or refuse, and to assume such Lender's commitments to make Revolving Credit Loans and each such Lender shall be obligated to sell and transfer such Revolving Credit Note, Term Note A, Term Note B and interests and obligations in respect to the LC Amount to Agent for a price in cash equal to the principal balance outstanding plus all accrued but unpaid interest thereon plus all accrued but unpaid fees due any such Defaulting Lender under the terms hereof, and the foregoing provisions of this Section will be applicable to Agent with respect to the Revolving Credit Notes so purchased by it. In the event that Agent does not so purchase the interest of any such Defaulting Lender, then Borrower, at its option and expense, may obtain a substitute Lender (who shall be reasonably acceptable to Agent) for the Defaulting Lender. In such event, Borrower shall provide written notice to the Defaulting Lender and Agent that Borrower requires such Defaulting Lender to sell and transfer all of its interest in this Agreement and its Revolving Credit Note, Term Note A, Term Note B, Revolving Credit Loan Commitments and interests and obligations in respect to the LC Amount to such substitute Lender for a price in cash equal to the principal balance plus all accrued by unpaid interest thereon plus all accrued but unpaid fees due any such Defaulting Lender under the terms hereof, and the foregoing provisions of this Section will be applicable to such substitute Lender with respect to the Revolving Credit Notes purchased by it. Upon such purchase, the Defaulting Lender shall be relieved of any further liability or obligation under the Loan Documents, however such purchase by either Agent or a substitute

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

Lender, shall not relieve any such Defaulting Lender from any breach of contract claims available to Agent and/or Borrower against such Lender as a result of its failure to make any such Revolving Credit Loan.

             3.1.2 Disbursement. Borrower hereby irrevocably authorizes Agent to disburse the proceeds of Term Loan A, Term Loan B and each Revolving Credit Loan requested, or deemed to be requested, pursuant to this Section 3.1.2 as follows:
(i) the proceeds of Term Loan A, Term Loan B and each Revolving Credit Loan shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of Term Loan A, Term Loan B and the initial Revolving Credit Loan, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Agent from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan requested under
Section 3.1.1(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation.

             3.1.3 Letter of Credit and LC Guaranty Requests. A request for a Letter of Credit or LC Guaranty shall be made in the following manner: Borrower may give Agent and Bank a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Milwaukee time, one Business Day before the proposed issuance date thereof, in which notice Borrower shall specify the proposed issuer and issuance date; provided, that no such request may be made at a time when there exists and is continuing a Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to the Person being asked to issue the Letter of Credit or LC Guaranty, as well as any required corporate resolutions.

         3.2 Payments. Except where evidenced by notes or other instruments issued or made by Borrower to Lenders and accepted by Lenders specifically containing payment provisions which are in conflict with this Section 3.2 (in which event the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

             3.2.1 Principal. Principal payable on account of Revolving Credit Loans shall be payable by Borrower to Agent for the ratable benefit of Lenders immediately upon the earliest of (i) the receipt by Agent or Borrower of any proceeds of any of the Collateral other than Equipment or real Property, to the extent of said proceeds, except that, so long as no Event of Default exists and is continuing, if, after application of the proceeds to the Base Rate Revolving Credit Portion, any remaining Loans outstanding at the time of receipt by any Borrower or Agent of any such proceeds are LIBOR Revolving Credit Portions, then Borrower may at its option direct that such proceeds be held by Agent in a non-interest bearing cash collateral account maintained by Agent to be applied to the payment of principal on the last day of the LIBOR Period applicable to each LIBOR Portion in the order of maturity or Borrower may place such proceeds in an interest bearing account provided that such account is pledged to Agent, for its benefit and the ratable benefit of Lenders, in a manner reasonably satisfactory to Agent; (ii) the occurrence of an Event of Default in consequence of which Agent or Required Lenders elect(s) to accelerate the maturity and payment of the Obligations, or (iii) termination of this Agreement pursuant to
Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance.

             3.2.2 Interest.

                  (1) Base Rate Portion. Interest accrued on Base Rate Portions shall be due and payable on the earliest of (a) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (b) the occurrence of an Event of Default in consequence of which Agent or Required Lenders elect(s) to accelerate the maturity and payment of the Obligations or
         (c) termination of this Agreement pursuant to Section 4 hereof.

                  (2) LIBOR Portion. Interest accrued on each LIBOR Portion shall be due and payable on each LIBOR Interest Payment Date and on the earliest of (1) the last day of the LIBOR Period applicable to such LIBOR Portion, (2) the occurrence of an Event of Default in consequence of which Required Lenders elect to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to
         Section 4 hereof.

             3.2.3 Costs, Fees and Charges. Costs, fees and charges payable pursuant to this Agreement shall be payable by Borrower as and when provided in
Section 2 hereof, to Agent for its benefit and/or the ratable benefit of Lenders or to any other Person designated by Agent in writing.

             3.2.4 Other Obligations. The balance of the Obligations requiring the payment of money, if any, shall be payable by Borrower to Agent for its benefit and/or the ratable benefit of Lenders as and when provided in this Agreement, the Notes, the Other Agreements or the Security Documents, or on demand, whichever is later.

         3.3 Mandatory Prepayments.

             3.3.1 Proceeds of Sale, Loss, Destruction or Condemnation of Collateral. Provided Section 4.2.3 is not applicable, except as provided below or in Section 6.4.2 hereof, if Borrower sells any of the Equipment or real Property, or if any of the Collateral is lost or destroyed or taken by condemnation, Borrower shall pay to Agent for the ratable benefit of Lenders, unless otherwise agreed by Required Lenders, as and when received by Borrower and as a mandatory prepayment of Term Loan A and Term Loan B, as herein provided, a sum equal to the net cash proceeds (including insurance payments) received by Borrower from such sale, loss, destruction or condemnation. The applicable prepayment shall be applied first to the installments of principal due under Term Note(s) B in the inverse order of their maturities until paid in full and second to the installments of principal due under Term Note(s) A in inverse order of their maturities until paid in full and third to reduce the outstanding principal balance of the Revolving Credit Loans and finally to cash-collateralize any LC Amount. To the extent that the Collateral sold, lost, destroyed or condemned consists of Accounts, Inventory or other Property other than Equipment or real Property, the applicable prepayment shall be applied to reduce the outstanding principal balance of the Revolving Credit Loans. Notwithstanding the foregoing, if the proceeds of condemnation or insurance with respect to any loss or destruction of Equipment, Inventory or real Property are less than $500,000, Agent and Lenders shall apply such proceeds to the outstanding principal balance of the Revolving Credit Loans and shall, provided no Default or Event of Default shall have occurred and be continuing, permit Borrower within 180 days (or such longer period as reasonably consented to by Agent) after the receipt by the Borrower of such proceeds to reborrow such proceeds in accordance with the terms of this Agreement for use in replacing or repairing the damaged or lost Collateral. If such damaged or lost Collateral is not replaced or repaired within such 180 day (or such longer period as reasonably consented to by Agent) period, all such proceeds shall be applied to installments of principal due under the Term Notes A or Term Notes B in the manner specified in the second sentence of this Section 3.3.1 until payment thereof in full.

             3.3.2 Other Mandatory Prepayments.

             (1) Provided Section 4.2.3 is not applicable, Borrower shall make a mandatory prepayment of the Term Loan A and Term Loan B in the amount of the net proceeds received by Borrower from any offering or sale of its debt or equity Securities.

             (2) Any applicable prepayment made pursuant to Section 3.3.2 (a) above shall be applied, first, to the installments of principal due under Term Note(s) B in inverse order of their maturities until paid in full and, second, to the installments of principal due under Term Note(s) A in inverse order of their maturities until paid in full.

             3.3.3 Optional Prepayments. Borrower may, at its option from time to time, prepay installments of Term Notes A or Term Notes B in the inverse order of maturity, provided that the aggregate amount of all such prepayments made within any fiscal year shall not exceed Five Million Dollars ($5,000,000) without the prior written consent of Agent and Required Lenders. Any such optional prepayment shall be applied first to installments of principal due under Term Notes(s) B in inverse order of their maturities until paid in full and second to the installments of principal due under Term Note(s) A in inverse order of their maturities until paid in full. Any such optional prepayment shall be accompanied by the amount required by Section 2.1.1(B)(ii), if any. Borrower shall not be required to pay any prepayment or other fee in connection with any such optional prepayment. In respect to proposed optional prepayments in excess of Five Million Dollars ($5,000,000), Agent and Required Lenders may grant or withhold their consent to any such prepayment in their sole discretion and may condition such consent upon the payment by Borrower of a prepayment fee acceptable to Agent and Required Lenders; provided, however, that no such consent or discretionary prepayment fee shall be required in connection with prepayment in full of the Total Credit Facility and Section 4.2.3 shall be applicable to such prepayments.

             3.3.4 Application of Payments and Collections. All items of payment received by Agent by 12:00 noon, Chicago time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Chicago time, on any Business Day shall be deemed received on the following Business Day. For the purpose of computing interest hereunder, all items of payment received by Agent shall be deemed applied by Agent on account of the Obligations (subject to final payment of such items) on the first Business Day after receipt of such item in immediately good funds. If an Event of Default exists and is continuing, Borrower irrevocably waives the right to direct the application of any and all payments and collections received by Agent from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Agent shall, after the occurrence and during the continuation of an Event of Default, have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent upon any of its books and records. If as the result of collections of Accounts as authorized by Section 6.2.6 hereof a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Default or Event of Default exists. Such credit balance shall not be applied or be deemed to have been applied as a prepayment of Term Loan A or Term Loan B, except that Agent may, at its option, offset such credit balance against any of the Obligations upon and after the occurrence of an Event of Default.

         3.4 All Loans to Constitute One Obligation. The Loans shall constitute one general obligation of Borrower, and shall be secured by Agent's Lien for its benefit and the ratable benefit of Lenders upon all of the Collateral.

         3.5 Loan Account. Agent shall enter all Loans as debits to the Loan Account and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Agent or any Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower.

         3.6 Statements of Account. Agent will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement, and such account rendered by Agent shall be deemed final, binding and conclusive, absent manifest error, upon Borrower unless Agent is notified by Borrower in writing to the contrary within 30 days of the date each accounting is mailed to Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

SECTION 1  TERM AND TERMINATION

         4.1 Term of Agreement. Subject to Agent's and Lenders' right to cease making Loans to Borrower upon or during the continuation of any Default or Event of Default, this Agreement shall be in effect for a period of five (5) years from the Closing Date, through and including September 20, 2004 (the "Original Term"), unless terminated as provided in Section 4.2 hereof.

         4.2 Termination.

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


             4.2.1 Termination by Agent or Required Lenders. Agent or Required Lenders may terminate this Agreement with notice (or in respect to Events of Default arising under Section 10.1.10 without notice) after the occurrence of an Event of Default resulting in the Obligations being declared due and payable.

             4.2.2 Termination by Borrower. Upon at least 90 days prior written notice to Agent, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until Borrower has paid all of the Obligations in immediately available funds and all Letters of Credit and LC Guaranties have expired or have been cash collateralized to Agent's satisfaction. Any notice of termination given by Borrower shall be irrevocable unless Required Lenders otherwise agree in writing, and Lenders shall have no obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

             4.2.3 Termination Charges. At the effective date of termination of this Agreement for any reason, Borrower shall pay to Agent for its benefit and the ratable benefit of Lenders (in addition to the then outstanding principal, accrued interest and other charges owing under the terms of this Agreement and any of the other Loan Documents) as liquidated damages for the loss of the bargain and not as a penalty, an amount equal to (i) one percent (1%) of the Total Credit Facility less permanent principal payments applied on the Term Loans (the "Reduced Facility"), if termination occurs during the first twelve-month period of the Original Term (September 20, 1999 through September 19, 2000); (ii) one-half percent (1/2%) of the Reduced Facility, if termination occurs during the second 12-month period of the Original Term (September 20, 2000 through September 19, 2001); or (iii) one-quarter of one percent (1/4%) of the Reduced Facility, if termination occurs within the third 12-month period of the Original Term (September 20, 2001 through September 19, 2002). If termination occurs on or after September 20, 2002, no termination charge shall be payable.

             4.2.4 Effect of Termination. All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Agent for its benefit and the ratable benefit of Lenders shall retain its Liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Agent and Lenders, in full, in immediately available funds, together with the applicable termination charge, if any. Notwithstanding the payment in full of the Obligations, Agent shall not be required to terminate its security interests in the Collateral unless, with respect to any loss or damage Agent or Lenders may incur as a result of dishonored checks or other items of payment received by Agent or any Lender from Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and Lenders from any such loss or damage; or (ii) have retained such monetary reserves and Liens on the Collateral for such period of time as Agent, in its reasonable discretion, may deem necessary to protect Agent and/or Lenders from any such loss or damage.

SECTION 1   SECURITY INTERESTS

         5.1 Security Interest in Collateral. To secure the prompt payment and performance to Agent and Lenders of the Obligations, Borrower hereby grants to Agent for its benefit and the ratable benefit of Lenders a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                  (1) Accounts;

                  (2) Inventory;

                  (3) Equipment;

                  (4) General Intangibles;

                  (5) Investment Property;

                  (6) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Agent or any Lender or a bailee or Affiliate of Agent or any Lender;

                  (7) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (A) through (F) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                  (8) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (A) through (G) above.

         5.2 Lien Perfection; Further Assurances. Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Agent's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Agent to execute and file any such financing statement on Borrower's behalf. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Agent's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Agent any and all documents,

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

instruments and agreements deemed necessary by Agent to give effect to or carry out the terms or intent of the Loan Documents.

         5.3 Safekeeping of Collateral. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

         5.4 Lien on Realty. The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by the Mortgages. If Borrower shall acquire at any time or times hereafter any interest in other real Property (other than leasehold interests in sales offices), Borrower agrees promptly to execute and deliver to Agent, for its benefit and the ratable benefit of Lenders, as additional security and Collateral for the Obligations, deeds of trust, security deeds, mortgages or other collateral assignments reasonably satisfactory in form and substance to Agent and its counsel (herein collectively referred to as "New Mortgages") covering such real Property. The Mortgages and each New Mortgage shall be duly recorded (at Borrower's expense) in each office where such recording is required to constitute a valid Lien on the real Property covered thereby. In respect to each Mortgage and each New Mortgage, Borrower shall deliver to Agent, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company reasonably satisfactory to Agent insuring Agent, as mortgagee; such policies shall be in form and substance reasonably satisfactory to Agent and shall insure a valid first Lien in favor of Agent for its benefit and the ratable benefit of Lenders, on the Property covered thereby, subject only to those exceptions reasonably acceptable to Agent and its counsel. Borrower shall also deliver to Agent such other documents, including, without limitation, ALTA Surveys of the real Property, as Agent and its counsel may reasonably request relating to the real Property subject to any such New Mortgage.

SECTION 1  COLLATERAL ADMINISTRATION

         6.1 General.

             6.1.1 Location of Collateral. All Collateral, other than Inventory in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more of the business locations set forth in Exhibit B hereto and shall not, without the prior written approval of Agent, be moved therefrom except, prior to an Event of Default and Agent's and/or Required Lenders' acceleration of the maturity of the Obligations in consequence thereof, for (i) sales of Inventory in the ordinary course of business; and (ii) removals in connection with dispositions of Equipment that are authorized by subsection
6.4.2 hereof.

         6.1.2 Insurance of Collateral. Borrower shall maintain and pay for insurance upon all Collateral wherever located and with respect to Borrower's business, covering casualty, hazard, public liability and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver the originals of such policies to Agent with satisfactory lender's loss payable endorsements, naming Agent for its benefit and the ratable benefit of Lenders as sole loss payee, assignee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Agent in the event of cancellation of the policy for any reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. If Borrower fails to provide and pay for such insurance, Agent may, at its option, but shall not be required to, procure the same and charge Borrower therefor. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies.

             6.1.3 Protection of Collateral. All expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Agent shall not be liable or responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

         6.2 Administration of Accounts.

             6.2.1 Records, Schedules and Assignments of Accounts. Borrower shall execute and deliver to Agent a Borrowing Base Certificate in the form attached hereto as Exhibit C on a monthly basis or, if requested by Agent, more frequently. Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form satisfactory to Agent. On or before the fifteenth day of each month from and after the date hereof, Borrower shall deliver to Agent, in form acceptable to Agent, a detailed aged trial balance of all of its Accounts existing as of the last day of the preceding month, specifying the names, addresses, face value, dates of invoices and due dates for each Account Debtor obligated on an Account so listed ("Schedule of Accounts"), and, upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of then existing Accounts as Agent shall reasonably request. If requested by Agent, Borrower shall execute and deliver to Agent formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of invoices or invoice registers related thereto. Agent agrees to promptly deliver to Lenders the Borrowing Base Certificates, Schedules of Accounts or other Reports delivered to it by Borrower pursuant to Sections 6.2.1, 6.2.2, 6.3.1 and 6.4.1.

             6.2.2 Discounts, Allowances, Disputes. If Borrower grants any discounts, allowances or credits that are not shown on the face of the invoice for the Account involved, Borrower shall report such discounts, allowances or credits, as the case may be, to Agent as part of the next required Schedule of Accounts. If any amounts due and owing in excess of $150,000 are in dispute between Borrower and any Account Debtor, Borrower shall provide Agent with written notice thereof at the time of submission of the next Schedule of Accounts, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy. Upon and during the continuation of an Event of Default, Agent shall have the right to settle or adjust all disputes and claims directly with the Account Debtor and to compromise the amount or extend the time for payment of the Accounts upon such terms and conditions as Agent may deem advisable, and to charge the deficiencies, costs and expenses thereof, including reasonable attorney's fees, to Borrower.

             6.2.3 Taxes. If an Account includes a charge for any tax payable to any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, provided, however, that Agent shall not be liable for any taxes to any governmental taxing authority that may be due by Borrower. Borrower will be given notice of, and will be consulted with respect to, such payment if no Event of Default has occurred and is continuing.

             6.2.4 Account Verification. Whether or not a Default or an Event of Default has occurred, any of Agent's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Agent, any designee of Agent or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process. So long as no Event of Default has occurred and is continuing, Agent will verify accounts using an anonymous name or some third party service.

             6.2.5 Maintenance of Dominion Account. Borrower shall maintain a Dominion Account(s) pursuant to a lockbox arrangement acceptable to Agent with such banks as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox to the Dominion Account for application on account of the Obligations. All funds deposited in the Dominion Account shall immediately become the property of Agent, for its benefit and the ratable benefit of Lenders, and Borrower shall obtain the agreement by such banks in favor of Agent to waive any offset rights against the funds so deposited. Agent assumes no responsibility for such lockbox arrangement, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

             6.2.6 Collection of Accounts, Proceeds of Collateral. To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Agent. All remittances received by Borrower on account of

Accounts, together with the proceeds of any other Collateral, shall be held as Agent's property by Borrower as trustee of an express trust for Agent's benefit and Borrower shall immediately deposit same in kind in the Dominion Account. Agent retains the right at all times during the continuance of a Default or an Event of Default to notify Account Debtors that Accounts have been assigned to Agent and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees to Borrower.

         6.3 Administration of Inventory.

             6.3.1 Records and Reports of Inventory. Borrower shall keep accurate and complete records of its Inventory. Borrower shall furnish Agent Inventory reports in form and detail satisfactory to Agent at such times as Agent may request, but at least once each month, not later than the fifteen day of such month. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Agent a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall request.

             6.3.2 Returns of Inventory. If at any time or times hereafter any Account Debtor returns any Inventory to Borrower the shipment of which generated an Account on which such Account Debtor is obligated in excess of $100,000. Borrower shall immediately notify Agent of the same, specifying the reason for such return and the location, condition and intended disposition of the returned Inventory.

         6.4 Administration of Equipment.

             6.4.1 Records and Schedules of Equipment. Borrower shall keep accurate records itemizing and describing the kind, type, quality, quantity and value of its Equipment and all dispositions made in accordance with Section
6.4.2 hereof, and shall furnish Agent with a current schedule containing the foregoing information on at least an annual basis and more often if requested by Agent. Immediately on request therefor by Agent, Borrower shall deliver to Agent any and all evidence of ownership, if any, of any of the Equipment.

             6.4.2 Dispositions of Equipment. Borrower will not sell, lease or otherwise dispose of or transfer any of the Equipment or any part thereof without the prior written consent of Agent; provided, however, that the foregoing restriction shall not apply, for so long as no Default or Event of Default exists, to (i) dispositions of Equipment which, in the aggregate during any consecutive twelve-month period, has a fair market value or book value, whichever is less, of $250,000 or less, provided that all proceeds thereof are remitted to Agent for application to the Loans in accordance with Section 3.3.1 hereof, or (ii) replacements of Equipment that is substantially worn, damaged or obsolete with Equipment of like kind, function and value, provided that the replacement Equipment shall be acquired prior to or concurrently with any disposition of the Equipment that is to be replaced, the replacement Equipment shall be free and clear of Liens other than Liens in favor of Agent, and Borrower shall have given Agent at least 5 days' prior written notice of such disposition.

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

         6.5 Payment of Charges. All amounts chargeable to Borrower under
Section 6 hereof shall be Obligations secured by all of the Collateral, shall be payable on demand and shall bear interest from the date such advance was made until paid in full at the rate applicable to the Base Rate Revolving Credit Portion from time to time.

SECTION 1   REPRESENTATIONS AND WARRANTIES

         7.1 General Representations and Warranties. To induce Agent and Lenders to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Agent and Lenders that:

             7.1.1 Organization and Qualification. Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign corporation in each state or jurisdiction listed on Exhibit D hereto and in all other states and jurisdictions in which the failure of Borrower or any Subsidiary to be so qualified would have a material adverse effect on the financial condition, business or Properties of Borrower or any Subsidiary.

             7.1.2 Corporate Power and Authority. Borrower and each of its Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents and the Purchase Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the shareholders of Borrower or any of its Subsidiaries; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation or by-laws; (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which Borrower or any of its Subsidiaries or its or such Subsidiary's Properties may be bound or affected; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

             7.1.3 Legally Enforceable Agreement. This Agreement is, and each of the other Loan Documents and the Purchase Documents when delivered under this Agreement will be, a legal, valid and binding obligation of Borrower and each of its Subsidiaries (to the extent a party thereto) enforceable against each of them in accordance with its respective terms.

             7.1.4 Capital Structure. Exhibit E hereto states (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation and the percentage of its Voting Stock owned by Borrower, (ii) the name of

Borrower's corporate or joint venture Affiliates and the nature of the affiliation, (iii) the number, nature and holder of all outstanding Securities of each Subsidiary of Borrower and (iv) the number of authorized, issued and treasury shares of Borrower and each Subsidiary of Borrower. Borrower has good title to all of the shares it purports to own of the stock of each of its Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such shares have been duly issued and are fully paid and non-assessable. Except as disclosed on Exhibit E hereto, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell, or any Securities or obligations convertible into, or any powers of attorney relating to, shares of the capital stock of any of Borrower's Subsidiaries.

             7.1.5 Corporate Names. Neither Borrower nor any of Borrower's Subsidiaries has been known as or used any corporate, fictitious or trade names except those listed on Exhibit F hereto. Except as set forth on Exhibit F, neither Borrower or any of Borrower's Subsidiaries has been the surviving corporation of a merger or consolidation or acquired all or substantially all of the assets of any Person.

             7.1.6 Business Locations; Agent for Process. Borrower's and each of its Subsidiaries' chief executive office and other places of business are as listed on Exhibit B hereto. During the preceding one-year period, neither Borrower nor any of its Subsidiaries has had an office, place of business or agent for service of process other than as listed on Exhibit B. Except as shown on Exhibit B, no inventory is stored with a bailee, warehouseman or similar party, nor is any Inventory consigned to any Person.

             7.1.7 Title to Properties; Priority of Liens. Borrower and each of its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Borrower has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's Properties that is not a Permitted Lien. The Liens granted to Agent for its benefit and the ratable benefit of Lenders under
Section 5 hereof are first priority Liens, subject only to Permitted Liens.

             7.1.8 Accounts. Agent may rely, in determining which Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Agent, with respect to each Account:

                  (1) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                  (2) It arises out of a completed, bona fide sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                  (3) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent;

                  (4) Such Account, and Agent's security interest therein, is not, and will not (by voluntary act or omission of Borrower) be in the future, subject to any offset, Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by Agent to be immaterial, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                  (5) Borrower has made no agreement with any Account Debtor thereunder for any extension, compromise, settlement or modification of any such Account or any deduction therefrom, except discounts or allowances which are granted by Borrower in the ordinary course of its business for prompt payment and which are reflected in the calculation of the net amount of each respective invoice related thereto and are reflected in the Schedules of Accounts submitted to Agent pursuant to
         Section 6.2.1 hereof;

                  (6) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered to Agent with respect thereto;

                  (7) To the best of Borrower's knowledge, the Account Debtor thereunder (1) had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (2) is Solvent; and

                  (8) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectability of such Account.

             7.1.9 Equipment. The Equipment is in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the value and operating efficiency of the Equipment shall be maintained and preserved, reasonable wear and tear excepted. Borrower will not permit any of the Equipment to become affixed to any real Property leased to Borrower so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form acceptable to Agent, and Borrower will not permit any of the Equipment to become an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Agent, for its benefit and the ratable benefit of Lenders.

             7.1.10 Financial Statements; Fiscal Year. (a) The Consolidated and consolidating balance sheets of Borrower and such other Persons described therein (including the accounts of all Subsidiaries of Borrower for the respective periods during which a Subsidiary relationship existed) as of June 30, 1999, and the related statements of income, changes in stockholder's equity, and changes in financial position for the periods ended on such dates, have been prepared in accordance with GAAP (except for year-end adjustments, which shall not be material, and the absence of footnotes), and present fairly the financial position of Borrower at such dates and the results of Borrower's operations for such periods. Since June 30, 1999, there has been no material change in the condition, financial or otherwise, of Borrower and such other Persons as shown on the Consolidated balance sheet as of such date and no change in the aggregate value of Equipment and real Property owned by Borrower or such other Persons, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. The fiscal year of Borrower and each of its Subsidiaries ends on December 31st of each year.

         (1) The balance sheets of Pacific Western Extruded Plastics Company as of June 27, 1999 and the related statements of income and cash flow for the periods ended on such dates, have been prepared in accordance with GAAP (except for year-end adjustments, which shall not be material, and the absence of footnotes), and present fairly, in all material respects, the financial position of Pacific Western Extruded Plastics Company at such dates and the results of Pacific Western Extruded Plastics Company's operations for such periods (subject to normal year-end non-material adjustments). Since June 27, 1999, there has been no material change in the condition, financial or otherwise, of Pacific Western Extruded Plastics Company as shown on the balance sheet as of such date and no change in the aggregate value of equipment and real property owned by Pacific Western Extruded Plastics Company, except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Pacific Western Extruded Plastics Company had no Subsidiaries that are active.

         (2) The pro forma unaudited balance sheet of the Borrower delivered to the Agent and the Lenders pursuant to Section 7.1.10(a) has been prepared on a basis in conformity with GAAP (except for the omission of footnotes and prior period comparative data required by GAAP and for variations from GAAP which in the aggregate are not material and for reallocations of values with respect to categories of assets acquired in connection with, and adjustment for actual fees, expenses and transaction costs incurred in connection with, the Acquisition) and presents fairly the financial condition of the Borrower, assuming consummation of the Acquisition.

         (3) The Projections provided to the Agent and the Lenders pursuant to
Section 8.1.5 have been prepared on the basis of the assumptions which are set forth therein. Such projections have been prepared in good faith and represent, on the date of this Agreement, the good faith opinion of the Borrower's management as to the most probable course of business of the Borrower on the basis of the assumptions which are set forth therein. .

             7.1.11 Full Disclosure. The financial statements referred to in
Section 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Agent or any Lender, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. The financial statements referred to in
Section 7.1.10 hereof do not contain any untrue statement of material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower or any other Credit Party has failed to disclose to Agent and Lenders in writing which materially affects adversely or, so far as Borrower can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of Borrower or any of its Subsidiaries or the ability of Borrower or its Subsidiaries to perform this Agreement or the other Loan Documents.

             7.1.12 Solvent Financial Condition. Borrower and each of its Subsidiaries is now and, after giving effect to the Loans at all times will be, Solvent.

             7.1.13 Surety Obligations. Neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into any agreement to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

             7.1.14 Taxes. Borrower's federal tax identification number is 41-1642846. The federal tax identification number of each of Borrower's Subsidiaries is shown on Exhibit G hereto. Borrower and each of its Subsidiaries have filed all federal, state and local tax returns and other reports any of them is required by law to file and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon any of them, any of their income and Properties as and when such taxes, assessments, fees, levies and charges that are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries are adequate for all years not closed by applicable statutes, and for its current fiscal year.

             7.1.15 Brokers. There are no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement except for a fee payable to Donaldson, Lufkin & Jenrette in an amount not to exceed amounts previously disclosed to Agent.

             7.1.16 Patents, Trademarks, Copyrights and Licenses. Borrower and each of its Subsidiaries owns or possesses all the patents, trademarks, service marks, trade names, copyrights and licenses necessary for the present and planned future conduct of its business without any known conflict with the rights of others. All such patents, trademarks, service marks, tradenames, copyrights, licenses and other similar rights are listed on Exhibit H hereto.

             7.1.17 Governmental Consents. Borrower and each of its Subsidiaries has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it.

             7.1.18 Compliance with Laws. Borrower and each of its Subsidiaries has duly complied with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business and there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation, which in any case could reasonably be expected to have a material adverse effect on Borrower's business, assets or prospects. Borrower and each of its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in material compliance with all federal, state and local laws, rules and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. ss.201 et seq.) as amended.

             7.1.19 Restrictions. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract, agreement, or charter or other corporate restriction, which materially and adversely affects its business or the use or ownership of any of its Properties. Neither Borrower nor any of its Subsidiaries is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit I hereto, none of which prohibit the execution of or compliance with this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable.

             7.1.20 Litigation. Except as set forth on Exhibit J hereto, there are no material actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or affecting Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal.

             7.1.21 No Defaults. No event has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Neither Borrower nor any of its Subsidiaries are or is in default, and no event has occurred and no condition exists which constitutes, or which with the passage of time or the giving of notice or both would constitute, a default in the payment of any Indebtedness to any Person for Funded Debt.

             7.1.22 Leases. Exhibit K hereto is a complete listing of all capitalized leases of Borrower and its Subsidiaries and Exhibit L hereto is a complete listing of all operating leases of Borrower and its Subsidiaries. Borrower and each of its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases.

             7.1.23 Pension Plans. Except as disclosed on Exhibit M hereto, neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in full compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan. No fact or situation that could result in a material adverse change in the financial condition of Borrower or any of its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any withdrawal liability in connection with a Multiemployer Plan.

             7.1.24 Trade Relations. There exists no actual or threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower or any of its Subsidiaries, or with any material supplier, and there exists no present condition or state of facts or circumstances which would materially affect adversely Borrower or any of its Subsidiaries or prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

             7.1.25 Labor Relations. Except as described on Exhibit N hereto, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

             7.1.26 Representations and Warranties under Transaction Documents. All representations and warranties made by the Borrower in any of the Purchase Documents or in the certificates delivered in connection therewith are true and correct in all material respects as of the date hereof with the same force and effect as though made on and as of the date hereof, and such representations and warranties of the Borrower are hereby confirmed to the Agent and the Lenders and made representations and warranties of the Borrower hereunder as fully as if set forth herein. The Borrower has no knowledge that any of the representations and warranties made in the Purchase Documents by or on behalf of any party thereto other than the Borrower are untrue or incorrect.

             7.1.27 Year 2000. Borrower has conducted an assessment of all material computer software programs used in its business (collectively, the "Software") in order to determine whether the Software is Year 2000 Ready (as defined below). Based on such assessment, the Software is Year 2000 Ready, except where the failure to be Year 2000 Ready could not reasonably be expected either individually or in the aggregate to have a material adverse effect. "Year 2000 Ready" means that the Software (i) is capable of correctly processing, providing and/or receiving date data within and between the 20th and 21st centuries; and (ii) operates or is expected to operate on a basis comparable to its current operation during and after calendar year 2000 A.D., including, but not limited to recognizing and properly processing leap years, provided that all other products, i.e., software, firmware and hardware, used with the Software properly exchange date data with the Software.

         7.2 Continuous Nature of Representations and Warranties. Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of Borrower's or its Subsidiaries' business or operations that would render the information in any exhibit attached hereto either inaccurate, incomplete or misleading, so long as Agent have consented to such changes or such changes are expressly permitted by this Agreement.

         7.3 Survival of Representations and Warranties. All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent and the parties thereto and the closing of the transactions described therein or related thereto.

SECTION 1   COVENANTS AND CONTINUING AGREEMENTS

         8.1 Affirmative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless otherwise consented to by Required Lenders in writing, it each shall:

             8.1.1 Visits and Inspections. Permit representatives of Agent or any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations.

             8.1.2 Notices. Promptly notify Agent in writing of the occurrence of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading.

             8.1.3 Financial Statements. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with GAAP reflecting all its financial transactions; and cause to be prepared and furnished to Agent and Lenders the following (all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Agent and Lenders and is consistent with GAAP):

                  (1) not later than 90 days after the close of each fiscal year of Borrower, unqualified audited (in respect to the Consolidated financial statements only) financial statements of Borrower and its Subsidiaries and operating divisions as of the end of such year, on a Consolidated and consolidating basis, certified (in respect to the

         Consolidated financial statements only) by a firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Agent (except for a qualification for a change in accounting principles with which the accountant concurs);

                  (2) not later than 30 days after the end of each month hereafter, including the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries and operating divisions as of the end of such month and of the portion of Borrower's fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the Consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                  (3) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                  (4) promptly after the filing thereof, copies of any annual report to be filed with ERISA in connection with each Plan; and

                  (5) such other data and information (financial and otherwise) as Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiaries' financial condition or results of operations.

                  The foregoing notwithstanding, Agent and Lenders agree that in respect to operating divisions, Borrower shall only be required to deliver income statements pursuant to clauses (i) and (ii) above.

                  Concurrently with the delivery of the financial statements described in clause (i) of this Section 8.1.3, Borrower shall forward to Agent and Lenders a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Agent and Lenders a certificate of the aforesaid certified public accountants certifying to Agent and Lenders that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default relating to accounting matters, or, if they are aware of such Default or Event of Default, specifying the nature thereof, and acknowledging, in a manner satisfactory to Agent, that they are aware that Agent and Lenders are relying on such financial statements in making their decisions with respect to the Loans. Concurrently with the delivery of the financial statements described in clauses (i) and (ii) of this
Section 8.1.3, or more frequently if requested by Agent, Borrower shall cause to be prepared and furnished to Agent a Compliance Certificate in the form of Exhibit O hereto executed by the Chief Financial Officer of Borrower.

                  Borrower authorizes Agent or its designated representatives to communicate directly with its independent certified public accountants and authorize those accountants to disclose to Agent any and all financial statements and other supporting financial documents and schedules. Further within five (5) days after the earlier of the last day of each fiscal year of Borrower and the date Borrower engaged independent certified public accountants to audit Borrower's financial statements, Borrower shall deliver to such independent certified public accountants a letter from Borrower addressed to such independent certified public accountants indicating that it is a primary intention of Borrower in engaging such accountants that Agent and Lenders rely upon such financial statements of Borrower and its Subsidiaries.

         8.1.4 Landlord and Storage Agreements. Provide Agent with copies of all agreements between Borrower or any of its Subsidiaries and any landlord or warehouseman which owns any premises at which any Inventory or Equipment may, from time to time, be kept. In respect to any lease existing on or entered into after the Closing Date (other than leases for sales offices), Borrower shall provide Agent with landlord waivers or bailee letters with respect to such leased premises. Such landlord waivers or bailee letters shall be in a form supplied by Agent to Borrower with such reasonable revisions as are customarily accepted by Agent or by similar financial institutions in similar financial transactions.

         8.1.5 Projections. No later than 30 days prior to the end of each fiscal year of Borrower, deliver to Agent and Lenders Projections of Borrower, each Subsidiary of Borrower and each of its operating divisions on a Consolidated and unconsolidated basis for the forthcoming fiscal year, month by month, except that for the fiscal year ending in 2000, Borrower shall be permitted to deliver such projections not later than January 10, 2000. The foregoing notwithstanding, Agent and Lenders agree that, in respect to operating divisions, Borrower shall only be required to deliver projected profit and loss statements pursuant to this section.

         8.1.6 Interest Rate Protection. Prior to the date which is sixty (60) days after the Closing Date, Borrower shall have entered into and shall maintain until at least the third anniversary date of the Closing Date, interest rate protection agreements with any of Bank, Agent, any Lender, any of their Affiliates or a Person who has been approved by Agent, which approval shall not be unreasonably withheld, in form and substance reasonably acceptable to Agent, which interest rate protection agreements shall fix or cap interest rates on at least one half (1/2) of the outstanding principal balance of Term Loan A and Term Loan B. In the event that the interest payable under the Subordinated Notes is based on a floating rate, then on the Closing Date, Borrower shall have entered into and shall maintain until at least the third anniversary date of the Closing Date, additional interest rate protection agreements with any of Bank, Agent, any Lender, any of their Affiliates or a Person who has been approved by Agent, which approval shall not be unreasonably withheld, in form and substance reasonably acceptable to Agent, which interest rate protection agreements shall fix or cap interest rates on the outstanding principal balance of the Subordinated Notes. Agent reserves the right to establish a reserve against the Borrowing Base against which to assess differences arising upon the mark- to-market practice in connection with such interest rate protection agreements. To the extent that any such interest rate protection agreement is with Bank or Agent or any Lender or their Affiliates, Borrower's obligations thereunder shall be an Obligation secured by the Collateral. If any such interest rate protection is with a Person other than Bank, Agent or any Lender or their Affiliates, Borrower's obligations thereunder shall be unsecured. Any portion of the Obligations owed to Bank, Agent or any Lender under any interest rate protection agreements shall be paid, (i) absent a Default or Event of Default hereunder, in accordance with the applicable interest rate protection agreement or (ii) upon and during the continuance of a Default or Event of Default hereunder, pro-rata with the other Obligations.

         8.2 Negative Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent or any Lender, Borrower covenants that, unless Required Lenders have first consented thereto in writing, it will not:

             8.2.1 Mergers; Consolidations; Acquisitions. Except in respect to the Acquisition, merge or consolidate, or permit any Subsidiary of Borrower to merge or consolidate, with any Person; nor acquire, nor permit any of its Subsidiaries to acquire, all or any substantial part of the Properties of any Person, unless prior to the consummation of any such merger, consolidation or acquisition, Required Lenders have consented in writing to such transaction, which consent shall not be unreasonably withheld or delayed; provided that, in respect to any such transaction involving a purchase price of $1,000,000 or more, the consent of all Lenders shall be required.

             8.2.2 Loans. Except as provided in Section 8.2.7 hereof, make, or permit any Subsidiary of any Borrower to make, any loans or other advances of money (other than for salary, travel, advances, advances against commissions and other similar advances in the ordinary course of business) to any Person, except that if after giving effect to any such loans or advance there is no existing and continuing Default or Event of Default, Borrower may make loans and advances to its officers and executives for the purpose of financing the purchase by such officers and executives in the open market of shares of Borrower's common stock; provided that the aggregate amount of such loans and advances under this clause does not exceed at any point in time Two Million Dollars ($2,000,000).

             8.2.3 Total Indebtedness. Create, incur, assume, or suffer to exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

                  (1) Obligations owing to Agent and Lenders;

                  (2) Subordinated Debt outstanding in respect to the Subordinated Debt Documents;

                  (3) Indebtedness of any Subsidiary of Borrower to Borrower;

                  (4) accounts payable to trade creditors and current operating expenses (other than for Funded Debt) which are not aged more than 30 days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are being actively contested in good faith and by appropriate and lawful proceedings; and Borrower or such Subsidiary shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower or such Subsidiary and its independent accountants;

                  (5) Obligations to pay Rentals permitted by Section 8.2.13;

                  (6) Permitted Purchase Money Indebtedness;

                  (7) contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                  (8) Indebtedness outstanding under the Hastings Documents;

                  (9) Indebtedness outstanding under the Promissory Note and Stock Pledge Agreement;

                  (10) Indebtedness under Capitalized Leases listed on Exhibit
         K;

                  (11) Indebtedness incurred in connection with the acquisition of approximately 30 acres of vacant land in Hembree, Oregon, in a principal amount not to exceed One Hundred Three Thousand Dollars ($103,000);

                  (12) Indebtedness owing under interest rate protection agreements to the extent Borrower is required to enter into such interest rate protection agreements by the terms of Section 8.1.6;

                  (13) Indebtedness incurred in connection with performance bonds, workmen's compensation bonds or the like;

                  (14) Indebtedness under the Lease of Borrower's manufacturing plant at 2220 Nugget Way, Eugene, Oregon;

                  (15) Indebtedness under the lease of real property at 2150 Port of Tacoma Road, Tacoma, Washington; and

                  (16) Indebtedness not included in paragraphs (i) through (xv) above which does not exceed at any time, in the aggregate, the sum of $1,000,000.

             8.2.4 Affiliate Transactions. Enter into, or be a party to, or permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or stockholder, except in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to Borrower than what would be obtainable in a comparable arm's length transaction with a Person not an Affiliate or stockholder of Borrower or such Subsidiary.

             8.2.5 Limitation on Liens. Create or suffer to exist, or permit any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                  (1) Liens at any time granted in favor of Agent for its benefit and the ratable benefit of Lenders;

                  (2) Liens for taxes (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in Section 7.1.14 hereto, but only if in Agent's judgment such Lien does not adversely affect Agent's or Lenders' rights or the priority of Agent's Lien in the Collateral;

                  (3) Liens arising in the ordinary course of Borrower's business by operation of law or regulation or to secure the performance of contracts (other than for Funded Debt), statutory obligations, surety, appeal bonds or the like, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or materially impair the use thereof in the operation of Borrower's business;

                  (4) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                  (5) Liens securing Indebtedness of one of Borrower's Subsidiaries to Borrower or another such Subsidiary;

                  (6) such other Liens as appear on Exhibit P hereto;

                  (7) Liens on approximately 30 acres of vacant land in Hembree, Oregon, securing the Indebtedness described in Section 8.2.3(xi);

                  (8) Liens securing Indebtedness outstanding under the Hastings Documents;

                  (9) zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interest, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased Property, with or without consent of the lessee) which do not in the aggregate impair the use of any Property material to the operation of the business of Borrower or its Subsidiaries or the value of such Property for the purpose of the business of Borrower or its Subsidiaries;

                  (10) such other Liens as Required Lenders may hereafter approve in writing; and

                  (11) extensions, renewals and replacements of the Liens referred to in paragraphs (i) through (x) hereof.

             8.2.6 Subordinated Debt and Other Indebtedness. Make, or permit any Subsidiary of Borrower to make, any payment or repurchase of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with any applicable subordination agreement or the subordination provisions of the Subordinated Note Documents; provided, however that Borrower shall not make any optional prepayment of the Subordinated Notes without the prior written consent of Required Lenders. In addition Borrower may not exercise its option to pay in cash any portion of the interest due on the Subordinated Notes which otherwise is paid-in-kind, unless all Lenders have, in advance, consented to such cash payment. Except for regularly scheduled (as of the Closing Date) payments of principal and interest, make or permit any Subsidiary of any Borrower to make any payment or repurchase of any part or all of any of the Indebtedness outstanding under the Hastings Documents or the Promissory Note and Stock Pledge Agreement. Amend or modify any of the Subordinated Note Documents, the Hastings Documents or the Promissory Note and Stock Pledge Agreement in any manner adverse to Borrower or Agent or Lenders.

             8.2.7 Distributions. Declare or make, or permit any Subsidiary of any Borrower to declare or make, any Distributions; provided, however, that:

                  (a) If after giving effect to any such Distribution there would be no existing and continuing Default or Event of Default, Borrower may make regularly scheduled quarterly dividends on its Series A Stock and Preferred Stock.

                  (b) Borrower may make repurchases of stock from departing officers and directors not in excess of $1,500,000 during any fiscal year provided Borrower shall have Availability over the 60 days prior to such repurchase of at least $10,000,000 on average and no Default or Event of Default shall have occurred and be continuing.

             8.2.8 Capital Expenditures. Make Capital Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, as to

Borrower and its Subsidiaries during any fiscal year of Borrower exceeds the amount set forth opposite such fiscal year in the following schedule

-----------------------------------------------------------------------------

       Fiscal Year Ending         Permitted Capital Expenditure
-----------------------------------------------------------------------------

       December 31, 1999
                                           $2,750,000
-----------------------------------------------------------------------------

       December 31, 2000                   $6,250,000
                                    plus the Carryover Amount
-----------------------------------------------------------------------------

       December 31, 2001                   $5,250,000
                                    plus the Carryover Amount
-----------------------------------------------------------------------------

       December 31, 2002                   $4,500,000
and each subsequent fiscal year     plus the Carryover Amount
-----------------------------------------------------------------------------

For any fiscal year, Carryover Amount shall be the lesser of $1,000,000 or the amount of permitted Capital Expenditures for the previous fiscal year without giving effect to any Carryover Amount minus the actual amount of Capital Expenditures made within such fiscal year.

             8.2.9 Disposition of Assets. Sell, lease or otherwise dispose of any of, or permit any Subsidiary of Borrower to sell, lease or otherwise dispose any of, its Properties, including any disposition of Property as part of a sale and leaseback transaction, to or in favor of any Person, except (i) sales of Inventory in the ordinary course of business for so long as no Event of Default exists hereunder, (ii) a transfer of Property to Borrower by a Subsidiary of Borrower, or (iii) dispositions expressly authorized by this Agreement including, without limitation, Section 6.4.2.

             8.2.10 Stock of Subsidiaries. Permit any of its Subsidiaries to issue any additional shares of its capital stock except director's qualifying shares.

             8.2.11 Bill-and-Hold Sales, Etc. Make a sale to any customer on a bill-and-hold, guaranteed sale, sale and return, sale on approval or consignment basis, or any sale on a repurchase or return basis.

             8.2.12 Restricted Investment. Except as otherwise permitted by
Section 8.2.2, make or have, or permit any Subsidiary of Borrower to make or have, any Restricted Investment.

             8.2.13 Leases. Become, or permit any of its Subsidiaries to become, a lessee under any operating lease (other than a lease under which Borrower or any of its Subsidiaries is lessor) of Property if the aggregate Rentals payable during any current or future period of 12 consecutive months under the lease in question and all other leases under which Borrower or any of its Subsidiaries is then lessee would exceed $1,000,000. The term "Rentals" means, as of the date of determination, all payments which the lessee is required to make by the terms of any lease.

             8.2.14 Tax Consolidation. File or consent to the filing of any consolidated income tax return with any Person other than a Subsidiary of Borrower.

         8.3 Specific Financial Covenants. During the term of this Agreement, and thereafter for so long as there are any Obligations to Agent and/or Lenders, Borrower covenants that it will be in full compliance with each of the financial covenants set forth on Exhibit Q hereto. If GAAP changes from the basis used in preparing the audited financial statements delivered to Agent by Borrower on or before the Closing Date, Borrower will provide Agent with certificates demonstrating compliance with such financial covenants and will include, at the election of Borrower or upon the request of Agent, calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

SECTION 1  CONDITIONS PRECEDENT

           Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent or any Lender under the other sections of this Agreement, Lenders shall not be required to make any Loan or issue or cause to be issued any Letter of Credit or incur any LC Guaranty under this Agreement unless and until each of the following conditions has been and continues to be satisfied:

         9.1 Documentation. Agent shall have received, in form and substance satisfactory to it and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Agent and its counsel shall require in connection therewith from time to time, including all documents, instruments, agreements and schedules listed in the Schedule of Documents attached hereto and incorporated herein as Exhibit R, all in form and substance satisfactory to Agent and its counsel.

         9.2 No Default. No Default or Event of Default shall exist.

         9.3 Other Loan Documents. Each of the conditions precedent set forth in the other Loan Documents shall have been satisfied.

         9.4 No Litigation. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

         9.5 Acquisition. The Acquisition shall have been consummated, or will be consummated simultaneously with the closing of the transactions contemplated hereby, substantially in accordance with the terms of the Purchase Documents, the terms and conditions of which are acceptable to Agent and Required Lenders, and pursuant to which Pacific Western Extruded Plastics Company shall have been merged into Borrower.

         9.6 Environmental Surveys. The results of the Phase I Environmental Survey (and, if applicable Phase II Environmental Surveys) obtained in respect to the real Property to be acquired by Borrower pursuant to the Acquisition shall be acceptable to Agent and the Lenders existing as of the Closing Date.

         9.7 Subordinated Notes and Cash Equity. Agent shall have received evidence satisfactory to it that Borrower shall have received at least Thirty-Two Million Five Hundred Thousand Dollars ($32,500,000) from the sale of the Subordinated Notes. The terms and conditions of the Subordinated Note Documents shall be acceptable to Agent and the Lenders existing as of the Closing Date.

         9.8 Transaction Fees. Agent shall have determined to its satisfaction that the amount of transaction fees payable in connection with the transactions contemplated hereby shall not exceed Seven Million Dollars ($7,000,000).

         9.9 Availability. Agent shall have determined to its sole satisfaction that immediately after the Acquisition has been consummated, Lenders have made the initial Loans and issued the initial Letters of Credit and LC Guaranties contemplated hereby and all closing and other transaction fees payable in connection with the transactions contemplated hereby and by the Purchase Documents have been paid or reserved for, Availability shall equal or exceed Ten Million Dollars ($10,000,000).

SECTION 1  EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

         10.1 Events of Default. The occurrence of one or more of the following events shall constitute an "Event of Default":

             10.1.1 Payment of Interest, Principal and Fees. Borrower shall fail to pay any interest or principal due in respect to outstanding Revolving Credit Loans, Term Loan A, Term Loan B or any fees payable in respect to unused Revolving Credit Loans on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

             10.1.2 Payment of Other Obligations. Borrower shall fail to pay any of the Obligations (other than interest and principal due in respect to outstanding Revolving Credit Loans, Term Loan A, Term Loan B or any fees payable in respect to unused Revolving Credit Loans) on or within five (5) days after the due date for such Obligation (whether due at stated maturity, on demand, upon acceleration or otherwise).

             10.1.3 Misrepresentations. Any representation, warranty or other statement made or furnished to Agent or Lenders by or on behalf of Borrower or

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any Subsidiary of Borrower in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made or furnished or when reaffirmed pursuant to Section 7.2 hereof.

             10.1.4 Breach of Specific Covenants. Borrower or any Subsidiary of Borrower shall fail or neglect to perform, keep or observe any covenant contained in Sections 5.2, 5.4, 6.1.1, 6.2, 8.1.1, 8.1.3, 8.2 or 8.3 hereof on the date that Borrower is required to perform, keep or observe such covenant.

             10.1.5 Breach of Other Covenants. Borrower or any Subsidiary of Borrower shall fail or neglect to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Required Lenders' satisfaction within five (5) days after the sooner to occur of Borrower's receipt of notice of such breach from Agent or any Lender or the date on which such failure or neglect first becomes known to any officer of Borrower or any Subsidiary of any Borrower; provided, however, that if a cure cannot be effected within such five (5) day period, Borrower shall have ten (10) additional days to effect such cure if during such ten-day period Borrower is diligent in pursuing such a cure.

             10.1.6 Default Under Security Documents/Other Agreements. Any event of default shall occur under, or Borrower or any Subsidiary of Borrower shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

             10.1.7 Other Defaults. There shall occur any default or event of default on the part of Borrower under (x) the Subordinated Note Documents or the Hastings Documents or (y) any agreement, document or instrument to which Borrower is a party or by which Borrower or any of its Property is bound, which other agreement, document or instrument creates or relates to any Indebtedness (other than the Obligations) with a principal balance of $750,000 or more, including, if the payment or maturity of such Indebtedness referred to in this clause (y) is accelerated in consequence of such event of default or demand for payment of such Indebtedness referred to in this clause (y) is made.

             10.1.8 Uninsured Losses. Any material loss, theft, damage or destruction of any of the Collateral not fully covered (subject to such deductibles as Agent shall have permitted) by insurance.

             10.1.9 Intentionally Omitted.

             10.1.10 Insolvency and Related Proceedings. Borrower shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or


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any petition for an order for relief shall be filed by or against Borrower under the Bankruptcy Code (if against Borrower or any Subsidiary, the continuation of such proceeding for more than 30 days), or Borrower or any Subsidiary shall make any offer of settlement, extension or composition to its unsecured creditors generally.

             10.1.11 Business Disruption: Condemnation. There shall occur a cessation of a substantial part of the business of Borrower or any Subsidiary of Borrower for a period which significantly affects Borrower's capacity to continue the business of Borrower and its Subsidiaries, taken as a whole, on a profitable basis; or Borrower or any Subsidiary of Borrower shall suffer the loss or revocation of any license or permit now held or hereafter acquired by Borrower or such Subsidiaries which is necessary to the continued or lawful operation of its business; or Borrower or any Subsidiary of Borrower shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower or such Subsidiary leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term; or any part of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

             10.1.12 Change of Ownership or Control. Either (i) the Spell Group shall cease to own and control, beneficially, at least ten percent (10%) of the issued and outstanding capital stock of Borrower, on a fully diluted basis after giving effect to the exercise of all options and warrants or (ii) a Change of Control occurs.

             10.1.13 ERISA. A Reportable Event shall occur which Agent or Required Lenders, in its or their sole discretion, shall determine in good faith constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower or any Subsidiary of Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's or such Subsidiary's complete or partial withdrawal from such Plan.

             10.1.14 Challenge to Agreement. Borrower, any Subsidiary of Borrower, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent, for its benefit and the ratable benefit of Lenders.

             10.1.15 Criminal Forfeiture. Borrower or any Subsidiary of Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower or any Subsidiary of Borrower.

             10.1.16 Judgments. Final judgment or judgments (after the expiration of all times to appeal therefrom) for the payment of money in excess of $250,000 in the aggregate shall be rendered against Borrower or any

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

Subsidiary of Borrower and the same shall not (i) be fully covered by insurance or other comparable bond, or (ii) within thirty days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall not have been discharged within five days after the expiration of any such stay.

         10.2 Acceleration of the Obligations. Upon the occurrence of an Event of Default and during the continuance thereof, Agent may and shall, at the request of Required Lenders, (i) without notice, terminate this facility with respect to further Revolving Credit Loans and Letters of Credit and LC Guaranties, whereupon no Revolving Credit Loans may be made hereunder and no Letters of Credit or LC Guaranties may be issued hereunder, and/or (ii) with notice, declare all Obligations to be forthwith due and payable, whereupon all Obligations shall become and be due and payable, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by Borrower; provided, however, that upon the occurrence of an Event of Default specified in Section 10.1.10 hereof, the Obligations shall become due and payable without declaration, notice or demand by Agent.

         Agent shall take such action with respect to any Default or Event of Default as shall be directed by the Required Lenders; provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of Agent and Lenders taken as a whole, including any action (or the failure to act) pursuant to the Loan Documents.

         10.3 Other Remedies. Upon and after the occurrence and continuation of an Event of Default, Agent and/or Lenders shall have and may exercise from time to time the following rights and remedies:

             10.3.1 All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Agent or Lenders may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

             10.3.2 The right to take immediate possession of the Collateral, and to (i) require Borrower to assemble the Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower, Borrower agrees not to charge Agent for storage thereof).

         10.3.3 The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Borrower agrees that 10 days written notice to Borrower of any public or private sale or other disposition of Collateral shall be

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

reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent and Lenders may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Agent in collecting the Obligations, in enforcing the rights of Agent under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to unpaid fees and reimbursable costs and expenses, third to the interest due upon any of the Obligations, fourth, to the principal of the Obligations and to any amounts due under any interest rate protection agreements, and fifth to any other unpaid Obligations. If any deficiency shall arise, Borrower shall remain liable to Agent and Lenders therefor, and for any other unpaid Obligations.

             10.3.4 Agent is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreements shall inure to Agent's and Lenders' benefit.

             10.3.5 Agent or Required Lenders may, at its or their option, require Borrower to deposit with Agent funds equal to the LC Amount and, if Borrower fails to promptly make such deposit, Lenders may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Revolving Credit Portions. Any such deposit or advance shall be held by Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

         10.4 Remedies Cumulative; No Waiver. All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule given to Agent or any Lenders or contained in any other agreement between Agent and/or Lenders and Borrower, heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Agent or Lenders to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and all other Obligations owing or to become owing from Borrower to Agent and/or Lenders shall have been fully satisfied. None of the undertakings, agreements, warranties, covenants and

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

representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Agent or Lenders, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent, Lenders or Required Lenders (as applicable) and directed to Borrower.

SECTION 1  AGENT

         11.1 Power of Attorney, Authorization and Action. Each Lender hereby appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement, and the other Loan Documents as are expressly delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Documents (including, without limitation, enforcement or collection of the Notes), Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders; provided, however, that Agent shall not be required to take any action which exposes Agent to personal liability or which is contrary to this Agreement or the other Loan Documents or applicable law. Agent agrees to give each Lender promptly a copy of each notice given to it by Borrower pursuant to the terms of this Agreement and the other Loan Documents.

         11.2 Agent's Reliance, Etc. Neither Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, Agent: (i) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representations to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (iv) shall not have any duty beyond Agent's customary practices to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of Borrower or to inspect the property (including the books and records) of Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and
(vi) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed in good faith by it to be genuine and signed or sent by the proper party or parties.

         11.3 FCC and Affiliates. With respect to its commitment hereunder to make Revolving Credit Loans, Term Loan A and Term Loan B and to issue or procure

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Letters of Credit and LC Guaranties, FCC shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include FCC in its individual capacity. FCC and its Affiliates may lend money to, and generally engage in any kind of business with, Borrower, any of its Subsidiaries and any Person who may do business with or own securities of Borrower or any such Subsidiary, all as if FCC were not Agent and without any duty to account therefor to Lenders.

         11.4 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the financial statements referred to in Section 7.1.10 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         11.5 Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower), ratably according to the respective principal amounts of the Notes then held by each of them, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent under this Agreement, provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or wilful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable shares of any out-of-pocket expenses (including reasonable counsel fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Borrower.

         11.6 Successor Agent. Agent may resign at any time by giving written notice thereof to Lenders and Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent which shall be reasonably acceptable to Borrower. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank or financial institution organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least Five Hundred Million Dollars ($500,000,000) and which shall be reasonably acceptable to Borrower. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 11 shall inure to its benefit as to any actions taken

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or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

SECTION 1  MISCELLANEOUS

         12.1 Power of Attorney.

         Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact) and Agent, or Agent's agent, may, without notice to Borrower and in Borrower's or Agent's name, but at the cost and expense of Borrower for the limited purposes specified in Sections 12.1.1 and 12.1.2 below:

             12.1.1 At such time or times after the occurrence and during the continuance of a Default or an Event of Default as Agent or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

             12.1.2 At such time or times upon or after the occurrence and during the continuance of an Event of Default as Agent or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral, each in a commercially reasonable manner under the circumstances; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Agent may designate;
(vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

         The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

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         12.2 Indemnity. Borrower hereby agrees to indemnify Agent and Lenders and hold Agent and Lenders harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by Agent and Lenders (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Agent and Lenders against and save them harmless from all claims of any Person with respect to the Collateral (except those resulting from the negligence or intentional misconduct of Agent or any Lender). Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Agent or any Lender by any Person under any Environmental Laws or similar laws by reason of any Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this
Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

         12.3 Modification of Agreement; Sale of Interest.

         (1) The Loan Documents constitute the complete agreement between the parties with respect to the subject matter hereof and may not be modified, altered or amended except by an agreement in writing signed by Borrower, Required Lenders or all Lenders as required by the terms hereof, and, if required by the terms hereof, Agent. Borrower may not sell, assign or transfer any of the Loan Documents or any portion thereof, including without limitation, Borrower's rights, title, interests, remedies, powers and duties hereunder or thereunder. Borrower hereby consents to Agent's and any Lender's sale of participations, assignment, transfer or other disposition in accordance with the terms hereof, at any time or times, of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, Agent's and any Lender's rights, title, interests, remedies, powers or duties thereunder, whether evidenced in writing or not; Borrower agrees that it will use commercially reasonable efforts to assist and cooperate with Agent and any Lender in any manner reasonably requested by Agent or such Lender to effect the sale of participations in or assignment of any of the Loan Documents or of any portion thereof or interest therein, including, without limitation, review of appropriate disclosure documents or placement memoranda and executing appropriate amendments to the signature pages hereto to reflect the addition of any Lender and such Lender's respective commitments. In addition, Borrower will make its management available to meet with potential Lenders or Participating Lenders from time to time as reasonably requested by Agent. The foregoing notwithstanding, except with respect to sales, assignments or transfers to Affiliates under common control pursuant to which the selling, assigning or transferring Lender retains its voting rights, no Lender shall sell, assign, transfer or otherwise dispose (except as otherwise permitted by Section 12.3(d)) of any of the Loan Documents or any portion thereof or interest therein, without the prior written consent of Agent (which shall not be unreasonably withheld or delayed). Any Lender who desires to sell or assign any of its rights and interests hereunder shall, if no Event of Default is existing and continuing, consult with Borrower as to the identify of any such potential assignee, but Borrower shall not have the right to approve any such assignee.

         (2) In respect to any assignment by a Lender of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Revolving Loan Commitments, the Revolving Credit Loans owed to it

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

and the Revolving Credit Note held by it, Term Loan A owed to it and Term Loan A Note held by it and Term Loan B owed to it and Term Note B held by it) (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations, except in respect to assignments by Fleet until such time as Fleet has a uniform percentage interest in the Revolving Loan Commitment, Term Loans A and Term Loans B (ii) except in the case of an assignment of all of a Lender's rights and obligations under this Agreement, (A) the aggregate amount of the Revolving Loan Commitment, Term Loan A and Term Loan B of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000, and in integral multiples of $1,000,000 thereafter, or such lesser amount as to which Borrower and Agent may consent to, which consent shall not be unreasonably withheld, or delayed, and (B) after giving effect to each such assignment, the amount of the Revolving Loan Commitment, Term Loan A and Term Loan B of the assigning Lender shall in no event be less than $5,000,000, (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance, an Assignment and Acceptance in the form of Exhibit T hereto (an "Assignment and Acceptance"), together with any Revolving Credit Note, or Term Note A and Term Note B subject to such assignment and a processing and recordation fee of $3,500, and (iv) any Lender may without the consent of Borrower or the Agent, and without paying any fee, assign to any Affiliate of such Lender that is a bank or financial institution all of its rights and obligations under this Agreement. The foregoing notwithstanding, no Person may become a Lender or a Participating Lender hereunder, unless such Person is a financial institution having stockholders' equity (or the equivalent) of at least One Hundred Million Dollars ($100,000,000). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in such Assignment and Acceptance (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto). If, pursuant to this Section 12.3, any interest in this Agreement or any Revolving Credit Loan, Term Loan A or Term Loan B, any Note, Letter of Credit or LC Guaranty is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such transferee (other than any Participating Lender), and shall cause any Participating Lender, concurrently with the effectiveness of such transfer, (a) to represent to the transferor Lender (for the benefit of the transferor Lender, Agent, and Borrower) that under applicable law and treaties no Taxes will be required to be withheld by Agent, Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the Revolving Credit Loans, Term Loan A, Term Loan B, any Note, Letters of Credit or LC Guaranties,
(b) to furnish to the transferor Lender, Agent and Borrower either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein such transferee claims entitlement to complete exemption form U.S. federal withholding tax on all interest payments hereunder), and (c) to agree (for the benefit of the transferor Lender, Agent and Borrower) to provide the transferor Lender, Agent and Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

         (3) In the event any Lender assigns or otherwise transfers all or any part of its Revolving Credit Note, Term Note A or Term Note B, any such Lender shall so notify Borrower and Borrower shall, upon the request of such Lender, issue new Revolving Credit Notes, Term Notes A and Term Notes B in exchange for the old Revolving Credit Note, Term Note A and Term Note B.

         (4) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of Borrower (a "Participating Lender") participating interests in any Loans, the commitments of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall grant any participation under which the Participating Lender shall have rights to approve any amendment to or waiver of this Agreement or the Loan Documents, except to the extent such amendment or waiver would: (A) extend the final maturity date for payment of the Loans in which such Participating Lender is participating; (B) reduce the interest rate or the amount of principal or fees applicable to the Loans in which such Participating Lender is participating; or (C) release all or substantially all of the Collateral, except as expressly provided herein. In those cases in which an originating Lender grants rights to a Participating Lender to approve any amendment to or waiver of this Agreement or the other Loan Documents respecting the matters described in clauses (A) through (C) of the preceding sentence, the relevant participation agreements shall provide for a voting mechanism whereby a majority of the amount of such Lender's portion of the Loans (irrespective of whether held by such Lender or a Participating Lender) shall control the vote for all of such Lender's portion of the Loans. In the case of any participation, the Participating Lender shall not have any rights under this Agreement or any of the other Loan Documents entered into in connection herewith (the Participating Lender's right against such Lender in respect of such participation to be those set forth in the participation or other agreement executed by such Lender and the Participating Lender relating thereto). All amounts payable by the Borrower hereunder shall be determined as if the originating Lender had not sold any such participation, except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participating Lender shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         (5) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the Board or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         (6) No amendment or waiver of any provision of this Agreement or the Notes or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however: (a) that no amendment, waiver or consent shall, unless in writing and signed by each Lender affected thereby do any of the following:
(i) increase the aggregate Revolving Loan Commitments or subject any Lender to any additional obligations, (ii) reduce the principal of, or decrease the rate of interest on, the Notes or other amount payable hereunder other than those payable only to FCC in its capacity as Agent which may be reduced by FCC unilaterally, (iii) postpone any date fixed for any payment of principal of, or interest on, the Notes or other amounts payable hereunder, other than those payable only to FCC in its capacity as Agent which may be postponed by FCC unilaterally, (iv) reduce the aggregate unpaid principal amount of the Notes, or the number of Lenders which shall be required for the Lenders or any of them to take any action hereunder, (v) release or discharge any Person liable for the performance of any obligations of Borrower hereunder or under any of the Loan Documents except in accordance with the terms of such Loan Documents or as otherwise permitted herein, (vi) increase the advance rates contained in the definition of the Borrowing Base or otherwise amend the definition of the Borrowing Base or amend the definitions of Eligible Accounts or Eligible Inventory, (vii) to the extent Agent's or Lenders' consent is required by the terms hereof, release all or substantially all of the Collateral or (viii) amend, modify, supplement, or grant any waiver or consent under this Section
12.3 or (ix) waive any Event of Default of the nature described in Section 10.1.12; (b) that no amendment, waiver or consent shall be effective unless in writing and signed by either Required Lenders or all Lenders, as required by the terms hereof and, if such amendment, waiver or consent affects Agent or its rights hereunder, Agent.

         (7) The foregoing notwithstanding, provided that no Event of Default has occurred and is continuing, no Lender shall effect any transfer, assignment or participation of its interests hereunder if the effect of any such transfer, assignment or participation is to increase, in any material amount, Borrower's costs hereunder.

         12.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.5 Successors and Assigns. This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower and Agent and Lenders permitted under Section
12.3 hereof.

         12.6 Cumulative Effect; Conflict of Terms. The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in Section 3.2 hereof and except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

         12.7 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

         12.8 Notice. Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given or delivered immediately when delivered against receipt, one Business Day after deposit in the mail, postage prepaid, or with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:


  (A)     If to Agent:       Fleet Capital Corporation
                             20800 Swenson Drive
                             Suite 350
                             Waukesha, Wisconsin 53187
                             Attention: Loan Administration Manager
                             Facsimile No.: (414) 798-4882

          With a copy to:    Vedder, Price, Kaufman & Kammholz
                             222 North LaSalle Street
                             Suite 2600
                             Chicago, IL  60601
                             Attention:  John T. McEnroe
                             Facsimile No.:  (312) 609-5005

  (B)     If to Borrower:    Eagle Pacific Industries, Inc.
                             2430 Andersen Consulting Tower
                             333 South Seventh Street
                             Minneapolis, MN  55402
                             Attention:  William Spell, President and COO
                             Facsimile No.:  (612) 371-9651

          With copies to:    Eagle Pacific Industries, Inc.
                             1550 Valley River Drive
                             Eugene, Oregon  97440
                             Attention:  Roger R. Robb
                             Facsimile No.: (541) 984-4750

                             and

                             Fredrikson & Byron, P.A.
                             900 Second Avenue South
                             1100 International Centre
                             Minneapolis, MN  55402
                             Attention:  Dobson West and Lynn Gardin
                             Facsimile No.:  (612) 347-7077

  (C) If to any Lender, at its address indicated on the signature pages hereof or in a notice to Borrower of an assignment of a Note.

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.8; provided, however, that any notice, request or demand to or upon Agent or Lenders pursuant to Section 3.1.1 or 4.2.2 hereof shall not be effective until received by Agent.

         12.9 Agent and/or Required Lenders' Consent. Except as may be otherwise expressly provided, whenever Agent or Required Lenders' consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, Agent or Required Lenders shall be authorized to give or withhold such consent in its or their sole and absolute discretion and to condition its consent upon the giving of additional collateral security for the Obligations, the payment of money or any other matter.

         12.10 Credit Inquiries. Borrower hereby authorizes and permits Agent or any Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

         12.11 Time of Essence. Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

         2.12 Entire Agreement. This Agreement and other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral and written.

         12.13 Interpretation. No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

         12.14 GOVERNING LAW; CONSENT TO FORUM. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS; PROVIDED, HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR

FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OR LENDERS' OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER OR AGENT OR LENDERS, BORROWER HEREBY CONSENTS AND AGREES THAT THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND AGENT AND LENDERS PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 BUSINESS DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT OR LENDERS TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR LENDERS OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         12.15 WAIVERS BY BORROWER. BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND LENDERS HEREBY ALSO WAIVE) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED FOR HEREIN, PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT OR ANY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT OR ANY LENDER MAY DO IN THIS REGARD;
(iii) NOTICE PRIOR TO AGENT OR ANY LENDER TAKING POSSESSION OR CONTROL OF THE

COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT OR LENDERS TO EXERCISE ANY OF AGENT'S OR LENDERS' REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE EACH MATERIAL INDUCEMENT TO AGENT'S AND LENDERS' ENTERING INTO THIS AGREEMENT AND THAT AGENT AND LENDERS ARE RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         12.16 Publicity. Borrower hereby consents to Agent's use of the name or tradestyle of Borrower in any announcements or advertisements relating to the completion of the transactions contemplated hereby and the role played by Agent in providing financing to Borrower hereunder in such media and in such manner as Agent, in its sole discretion, determines.

         IN WITNESS WHEREOF, this Agreement has been duly executed in Chicago, Illinois, on the day and year specified at the beginning of this Agreement.




                            EAGLE PACIFIC INDUSTRIES, INC.


                            By:     /s/ William Spell
                            Name:    William H. Spell
                            Title:   Chief  Executive Officer


                            Accepted in Chicago, Illinois:

                            FLEET CAPITAL CORPORATION
                            ("Agent" and "Lender")


                            By:    /s/ Brian Conole
                            Name:  Brian Conole
                            Title:  Senior Vice President

                            Address:
                            20800 Swenson Drive
                            Suite 350
                            Waukesha, Wisconsin  53187
                            Attention:  Loan Administration Manager
                            Telecopier No.:  (414) 798-4882
                            Revolving Loan Commitment: $35,000,000
                            Amended and Restated Term Loan Commitment:
                            Second Amended and Restated Term Loan
                            Total Term Loan A Commitment: $28,000,000
                            Term Loan B Commitment: $12,000,000


                            HARRIS TRUST AND SAVINGS BANK      ("Lender")


                             By: /s/ William J. Kane
                             Name: William J. Kane
                             Title:  Vice President

                              Address:
                              111 West Monroe Street
                              Fifth Floor Center
                              Chicago, Illinois 60603
                              Attention: Commercial Finance
                              Telecopier No.:  (312) 765-1641
                              Revolving Loan Commitment: $10,000,000
                              Amended and Restated Term Loan
                              Commitment:  $2,133,200
                              Second Amended and Restated Term Loan
                                Commitment: $4,866,800
                              Total Term Loan A Commitment:
                              $7,000,000
                              Term Loan B Commitment:  $3,000,000

                                   APPENDIX A

                               GENERAL DEFINITIONS

         When used in the Second Amended and Restated Loan and Security Agreement dated as of September 20, 1999, by and among Eagle Pacific Industries, Inc. ("Borrower"), the lenders signatories thereto ("Lenders") and Fleet Capital Corporation ("FCC") as agent for such Lenders (FCC, in such capacity, "Agent"), the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

                  Account Debtor - any Person who is or may become obligated under or on account of an Account.

                  Accounts - all accounts, contract rights, chattel paper, instruments and documents, whether now owned or hereafter created or acquired by Borrower or in which Borrower now has or hereafter acquired any interest.

                  Acquisition - the acquisition by merger or otherwise by Borrower of Pacific Western Extruded Plastics Company pursuant to the Purchase Documents.

                  Acquisition Agreement - shall have the meaning contained in the definition of Purchase Documents.

                  Affiliate - a Person (other than a Subsidiary): (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

                  Agreement - the Second Amended and Restated Loan and Security Agreement referred to in the first sentence of this Appendix A, all Exhibits thereto and this Appendix A.

                  ALTA Survey - a survey prepared in accordance with the standards adopted by the American Land Title Association and the American Congress on Surveying and Mapping in 1986, known as the "Minimum Standard Detail Requirements of Land Title Surveys". The ALTA Survey shall be in sufficient form to satisfy the requirements of Chicago Title Insurance Company to provide extended coverage over survey defects and shall also show the location of all easements, utilities, and covenants of record, dimensions of all improvements, encroachments from any adjoining property, and certify as to the location of any flood plain area affecting the subject real estate. The ALTA Survey shall contain the following certification: "To Eagle Pacific Industries, Inc., Fleet Capital Corporation, as Agent and Chicago Title Insurance Company. This is to certify that this map of plat and the survey on which it is based were made in accordance with the "Minimum Standard Detail Requirements for Land Title Surveys" jointly established and adopted by ALTA and ACSM in 1986. (signed
         (SEAL) License No. __________".

                  Amended and Restated Loan Agreement - as defined in Recital A.

                  Amended and Restated Term Loan Commitment - as defined in
         Section 1.2.1 of the Agreement.

                  Amended and Restated Term Loan Percentage - as defined in
         Section 1.2.1 of the Agreement.

                  Applicable Margin - the percentages set forth below with respect to the Base Rate Revolving Credit Portion, the Base Rate Term A Portion, the Base Rate Term B Portion, the LIBOR Revolving Credit Portion, the LIBOR Term A Portion, the LIBOR Term B Portion and unused line fees:

         Applicable Margin


               LIBOR            LIBOR        LIBOR        Base Rate       Base Rate     Base Rate
             Revolving         Term A       Term B        Revolving         Term A       Term B         Unused
           Credit Portion      Portion      Portion     Credit Portion     Portion       Portion       Line Fee
         ------------------- ------------ ------------ ----------------- ------------- ------------ ----------------

               2.50%            2.75%        3.25%           .50%            .75%         1.25%          .50%


                  The foregoing notwithstanding, if Borrower's EBITDA, for any twelve-month period ending on or after December 31, 2000, as evidenced by the financial statements delivered to Agent pursuant to Section 8.1.3(ii), equals or exceeds $30,000,000, the Applicable Margin shall be reduced for the subsequent twelve-month period to the percentage set forth below with respect to the Base Rate Revolving Credit Portion, the Base Rate Term A Portion, the Base Rate Term B Portion, the LIBOR Revolving Credit Portion, the LIBOR Term A Portion, the LIBOR Term B Portion and unused line fees.



               LIBOR            LIBOR        LIBOR        Base Rate       Base Rate     Base Rate
             Revolving         Term A       Term B        Revolving         Term A       Term B         Unused
           Credit Portion      Portion      Portion     Credit Portion     Portion       Portion       Line Fee
         ------------------- ------------ ------------ ----------------- ------------- ------------ ----------------

               2.25%            2.50%        3.00%           .25%            .50%         1.00%          .375%


                  Any change in Applicable Margin shall be effective prospectively as of the first day of the fiscal month of Borrower next following the fiscal month during which the applicable Consolidated financial statements to Borrower for the twelve-month period referred to above are delivered to Agent pursuant to Section 8.1.3(ii).

                  Availability - the aggregate amount of money which Borrower is entitled to borrow from time to time as Revolving Credit Loans, such amount being the difference derived when the sum of the principal amount of Revolving Credit Loans then outstanding (including any amounts which Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower) is subtracted from the Borrowing Base. If the amount outstanding is equal to or greater than the Borrowing Base, Availability is 0.

                  Bank - Fleet National Bank.

                  Base Rate - the rate of interest announced or quoted by Bank from time to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank as a substitute therefor shall be the Base Rate.

                  Base Rate Portions - collectively, the Base Rate Revolving Credit Portion, the Base Rate Term A Portion and the Base Rate Term B Portion.

                  Base Rate Revolving Credit Portion - that portion of the Revolving Credit Loan not subject to a LIBOR Option.

                  Base Rate Term A Portion - that portion of Term Loan A not subject to a LIBOR Option.

                  Base Rate Term B Portion - that portion of Term Loan B not subject to a LIBOR Option.

                  Board - the Board of Governors of the Federal Reserve System of the United States of America.

                  Borrowing Base - as at any date of determination thereof, an amount equal to the lesser of:

                           (i)      the Maximum Revolving Loan Amount; or

                           (ii)     an amount equal to:

                                    (a) the sum of eighty-five percent (85%) of
                           the net amount of Eligible Accounts (other than Eligible Accounts with dating terms) outstanding at such date, plus eighty-five percent (85%) of the lesser of Eight Million Dollars ($8,000,000) or the net amount of Eligible Accounts with dating terms outstanding at such date;

                                                        PLUS

                                    (b) the lesser of (1) Twenty-Seven Million
                           Five Hundred Thousand Dollars ($27,500,000); or (2) the sum of (x) fifty-five percent (55%) of the value of Eligible Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis; plus (y) the lesser of One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000) or fifty-five percent (55%) of the value of Eligible In-Transit Inventory at such date calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis.

                           MINUS (subtract from the lesser of (i) or (ii) above)

                           (iii) an amount equal to the sum of (a) the LC Amount
                  plus (b) the amount of any reserve established by Agent pursuant to Section 1.1.1 above.

                  For purposes hereof, the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time.

                  Business Day - (i) when used with respect to the LIBOR Option, shall mean a day on which dealings may be effected in deposits of United States dollars in the London interbank foreign currency deposits market and on which the Agent is conducting business and on which banks may conduct business in London, England, Chicago, Illinois, and New York, New York and (ii) when used with respect to the other provisions of this Agreement, shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed either in the State of Illinois or in the State of Wisconsin.

                  Change of Control - means the occurrence of any of the following events: (i) all or substantially all of the Borrower's assets, on a consolidated basis, are sold as an entirety to any Person or related group of Persons or there shall be consummated any consolidation or merger of the Borrower (A) in which the Borrower is not the continuing or surviving company (other than a consolidation or merger with a wholly owned Subsidiary in which all shares of Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Common Stock would be converted into cash, securities or other property, in any case, other than a sale of assets or consolidation or merger of the Borrower in which the holders of the Common Stock immediately prior to the sale of assets or consolidation or merger have, directly or indirectly, at least a majority of the Common Stock of the transferee or continuing or surviving company immediately after such sale of assets or consolidation or merger, (ii) any "person"(as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than the Spell Group, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act provided that such person shall be deemed to have "beneficial ownership" of all shares that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the outstanding voting securities of the Borrower; (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower, as the case may be, was approved by a vote of at least a majority of the directors of the Company then still in office) who were either directors at the beginning of such period or whose election or nomination for election was previously so approved cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or (iv) a "Change of Control" (as defined in the Subordinated Debt Documents) shall occur.

                  Capital Expenditures - expenditures made or liabilities incurred for the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

                  Capitalized Lease Obligation - any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

                  Closing Date - the date on which all of the conditions precedent in Section 9 of the Agreement are satisfied.

                  Code - the Uniform Commercial Code as adopted and in force in the State of Illinois, as from time to time in effect.

                  Collateral - all of the Property and interests in Property described in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

                  Commitment Termination Date - the earliest of (i) September 20, 2004; (ii) the date of termination of the Commitment to make further Revolving Credit Loan pursuant to Section 4.2.1 or 4.2.2 hereof; and (iii) the date of termination of the Commitment to make further Revolving Credit Loans pursuant to Section 10.2 hereof.

                  Common Stock - means (i) the Common Stock, $.01 par value of the Borrower, (ii) the Class B Common Stock and (iii) and other class of capital stock of the Borrower hereafter authorized that is not limited to a fixed sum or percentage of par or stated or liquidation value with respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Borrower.

                  Consolidated - the consolidation in accordance with GAAP of the accounts or other items as to which such term applies.

                  Default - an event or condition the occurrence of which would, with the lapse of time or the giving of notice, or both, become an Event of Default.

                  Default Rate - as defined in Section 2.1.2 of the Agreement.

                  Distribution - in respect of any corporation means and includes: (I) the payment of any dividends or other distributions on capital stock of the corporation (except distributions in such stock) and (ii) the redemption or acquisition of Securities unless made contemporaneously from the net proceeds of the sale of Securities.

                  Dominion Account - a special account of Agent, for its benefit and the ratable benefit of Lenders, established by Borrower pursuant to the Agreement at a bank selected by Borrower, but acceptable to Agent in its reasonable discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

                  Eligible Account - an Account arising in the ordinary course of Borrower's business from the sale of goods or rendition of services which Agent, in its reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

                  (1) it arises out of a sale made by Borrower to a Subsidiary or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

                  (2) in respect to Accounts without dating terms, it is unpaid for more than 60 days after the original due date shown on the invoice; or

                  (3) in respect to Accounts without dating terms, it is due or unpaid more than 90 days after the original invoice date; or

                  (4) in respect to Accounts with dating terms, it is due or unpaid for more than 240 days after the original invoice date; provided, however, that invoices qualifying for dating hereunder cannot be issued prior to December 1 or after March 31 of the subsequent year, and any invoice issued with dating must be paid on or before the next July 31;

                  (5) 25% or more of the Accounts from the Account Debtor are not deemed Eligible Accounts hereunder; or

                  (6) the total unpaid Accounts of the Account Debtor exceed 20% of the net amount of all Eligible Accounts, to the extent of such excess; or

                  (7) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

                  (8) the Account Debtor is also Borrower's creditor or supplier, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower, or the Account otherwise is or may become subject to any right of setoff by the Account Debtor; or

                  (9) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

                  (10) it arises from a sale to an Account Debtor outside the United States or Canada (other than Quebec), unless the sale is on letter of credit, guaranty or acceptance terms in each case acceptable to Agent in its sole discretion; or

                  (11) it arises from a sale to the Account Debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; or

                  (12) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower assigns its right to payment of such Account to Agent, for its benefit and the ratable benefit of Lenders, in a manner satisfactory to Agent so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. ss.203 et seq., as amended); or

                  (13) the Account is subject to a Lien other than a Permitted Lien; or

                  (14) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

                  (15) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

                  (16) Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

                  (17) the Account is not at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

                  (18) Borrower has made an agreement with the Account Debtor to extend the time of payment thereof.

                  In addition, no Account with dating terms shall be an Eligible Account if the original invoice date therefor is any date between April 1 through and including November 30 of an applicable year.

                  Eligible Inventory - such Inventory of Borrower (other than packaging materials and supplies) which Agent in its reasonable credit judgments deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

                  (19) it is not raw materials or finished goods that is, in Agent's opinion, readily marketable in its current form; or

                  (20) it is not in good, new and saleable condition; or

                  (21) it is slow-moving, obsolete or unmerchantable; or

                  (22) it does not meet all standards imposed by any governmental agency or authority; or

                  (23) it does not conform in all respects to the warranties and representations set forth in the Agreement,

                  (24) it is not at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien;

                  (25) it is not situated at a location in compliance with the Agreement or is in transit; or

                  (i) is not situated at a location in the United States of America.

                  Eligible In-Transit Inventory - such Inventory of Borrower that is in transit and that, except for the fact that it is in transit, would qualify as Eligible Inventory. In addition to the foregoing, no Inventory shall be Eligible In-Transit Inventory, unless such UCC and other filings, acceptable to Agent in its sole discretion, have been made against such Inventory in such locations as are acceptable to Agent in its sole discretion to perfect Agent's security interest thereon.

                  Environmental Laws - all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidances, orders and consent decrees relating to health, safety and environmental matters.

                  Equipment - all machinery, apparatus, equipment, fittings, furniture, fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in Borrower's operations or owned by Borrower or in which Borrower has an interest, whether now owned or hereafter acquired by Borrower and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

                  ERISA - the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder.

                  Event of Default - as defined in Section 10.1 of the Agreement.

                  Funded Debt- as defined in Exhibit Q to the Agreement.

                  GAAP - generally accepted accounting principles in the United States of America in effect from time to time.

                  General Intangibles - all general intangibles of Borrower, whether now owned or hereafter created or acquired by Borrower, including, without limitation, all choses in action, causes of action, corporate or other business records, deposit accounts, inventions, designs, patents, patent applications, trademarks, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, computer programs, all claims under guaranties, security interests or other security held by or granted to Borrower to secure payment of any of the Accounts by an Account Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts).

                  Hastings Documents - that certain Redevelopment Contract with the City of Hastings, Nebraska and related Promissory Notes.

                  Indebtedness - as applied to a Person means, without duplication

                  (26) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations,

                  (27) all obligations of other Persons which such Person has guaranteed,

                  (28) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person, and

                  (29) in the case of Borrower (without duplication), the Obligations.

                  Inventory - all of Borrower's inventory, whether now owned or hereafter acquired including, but not limited to, all goods intended for sale or lease by Borrower, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in Borrower's business; and all documents evidencing any General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower.

                  Investment Property - all of Borrower's investment property, whether now owned or hereinafter acquired by Borrower, including, without limitation, all securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and contracts.

                  LC Amount - at any time, the aggregate undrawn face amount of all Letters of Credit and LC Guaranties then outstanding.

                  LC Guaranty - any guaranty pursuant to which any Lender or any Affiliate of any Lender shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

                  LC Percent - the Applicable Margin in respect to the LIBOR Revolving Credit Portion.

                  Legal Requirement - any requirement imposed upon any Lender or any Participating Lender by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling of official directive (whether or not having the force of law) of the Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

                  Letter of Credit - any letter of credit issued by Agent or Bank for the account of Borrower.

                  LIBOR Interest Payment Date - with respect to any LIBOR Portion, the first day of each calendar month during the applicable LIBOR Period.

                  LIBOR Option - the option granted pursuant to Section 2.1.1(B) to have the interest on all or any portion of the principal amount of Term Loan A, Term Loan B and/or Revolving Credit Loans based on a LIBOR Rate.

                  LIBOR Period - any period of one month, two months, three months or six months commencing on a Business Day, selected as provided in Section 2.1.1(B); provided, however that no LIBOR Period shall extend beyond the last day of the Original Term, unless Borrower, Agent and Lenders have agreed to an extension of the Original Term beyond the expiration of the LIBOR Period in question and that, with respect to any LIBOR Term A or LIBOR Term B Portion, no applicable LIBOR Period shall extend beyond the scheduled installment payment date for such LIBOR Term A or LIBOR Term B Portion. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Agent in accordance with the then current banking practice in London; provided, that Borrower shall not be required to pay double interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Agent of the LIBOR Period shall, in the absence of manifest error, be conclusive.

                  LIBOR Portion - a LIBOR Revolving Credit Portion, a LIBOR Term A Portion or a LIBOR Term B Portion.

                  LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the product of (a) the Base LIBOR Rate (as hereinafter defined) and (b) Statutory Reserves. For purposes of this definition, the term "Base LIBOR Rate" shall mean the rate (rounded to the nearest 1/8 of 1% or, if there is no nearest 1/8 of 1%, the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Bank, in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Agent of any LIBOR Rate shall in the absence of manifest error, be conclusive, and at Borrower's request, Agent shall demonstrate the basis of such determination.

                  LIBOR Request - a notice in writing (or by telephone confirmed by telex, telecopy or other facsimile transmission on the same day as the telephone request) from Borrower to Agent requesting that interest on a portion of the Revolving Credit Loan, Term Loan A or Term Loan B be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period; (ii) the length of the LIBOR Period consistent with the definition of that term; and (iii) the dollar amount of the LIBOR Revolving Credit Portion, LIBOR Term A Portion or LIBOR Term B Portion consistent with the definition of such terms.

                  LIBOR Revolving Credit Portion - that portion of the Revolving Credit Loans specified in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Revolving Credit Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.1.1(B) of the Agreement and the LIBOR Period of which was commenced and not terminated.

                  LIBOR Term A Portion - that portion of Term Loan A specified in a LIBOR Request which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Term Loan A not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Term A, has met the conditions for basing interest on the LIBOR Rate in Section 2.1.1(B) of the Agreement and the LIBOR Period of which was commenced and not terminated.

                  LIBOR Term B Portion - that portion of Term Loan B specified in a LIBOR Request which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Term Loan B not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Term B Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.1.1(B) of the Agreement and the LIBOR Period of which was commenced and not terminated.

                  Lien - any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  Loan Account - the loan account established on the books of Agent pursuant to Section 3.5 of the Agreement.

                  Loan Documents - the Agreement, the Other Agreements and the Security Documents.

                  Loans - all loans and advances of any kind made by Lenders pursuant to the Agreement.

                  Maximum Revolving Loan Amount - shall mean Forty-Five Million Dollars ($45,000,000) unless, at the Closing Date, Lenders with aggregate Revolving Loan Commitments, Term Loans A and Term Loans B of Twenty-Five Million Dollars ($25,000,000) or more are parties to this Agreement, in which event the Maximum Revolving Loan Amount shall be Fifty Million Dollars ($50,000,000). In addition, the Maximum Revolving Loan Amount shall be automatically increased without any action by any party hereto to Fifty Million Dollars ($50,000,000) after the Closing Date at such time as Lenders with aggregate Revolving Loan Commitments of $50,000,000 or more are parties to the Agreement.

                  Mortgages - the mortgages, deeds of trust, security deeds and/or leasehold mortgages (x) executed by a predecessor-in-interest to Borrower by merger on or about the Original Closing Date of the Original Loan Agreement in favor of FCC (and amended as of the Closing Date to reflect the terms and provisions of the Agreement) and by which one of Borrower's predecessors-in-interest granted and conveyed to FCC, as security for the Obligations, a Lien upon the real Property of Borrower located in or at (i) Hastings, Nebraska, (ii) 21500 Northwest Plastics Drive, Hillsboro, Oregon, and (iii) West Jordan, Utah and (y) executed by Borrower on or about the Closing Date in favor of Agent for its benefit and the ratable benefit of Lenders, and by which Borrower shall grant and convey to Agent for its benefit and the ratable benefit of Lenders, as security for the Obligations, a Lien upon Borrower's interest in one or more parcels of real property located in or at (i) Visalia, California; (ii) Perris, California; (iii) Cameron Park, California; (iv) Eugene, Oregon; (v) Tacoma, Washington; and (vi) Sunnyside, Washington.

                  Multiemployer Plan - has the meaning set forth in Section 4001(a)(3) of ERISA.

                  New Mortgages - as defined in Section 5.4 of the Agreement.

                  Notes - collectively, the Revolving Credit Notes, Term Notes A and Term Notes B.

                  Notice of Revolving Credit Loan - as defined in Section 3.1.1 of the Agreement.

                  Obligations - all Loans and all other advances, debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Agent, any Lender or Bank of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement, any of the other Loan Documents, any interest rate protection agreement, swaps or caps or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired.

                  Original Closing Date - May 10, 1996.

                  Original Loan Agreement - as defined in Recital A of the Amended and Restated Loan Agreement.

                  Original Term - as defined in Section 4.1 of the Agreement.

                  Other Agreements - any and all agreements, instruments and documents (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Agent or any Lender in respect of the transactions contemplated by the Agreement.

                  Overadvance - the amount, if any, by which the outstanding principal amount of Revolving Credit Loans exceeds the Borrowing Base.

                  Participating Lender - each Person who shall be granted the right by any Lender to participate in any of the Loans described in the Agreement and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  Patent Assignment - the Amended and Restated Patent Security Agreement executed by Borrower on or about the Closing Date in favor of Agent and by which Borrower assigned to Agent and granted to Agent a security interest in, as security for all of the Obligations, all of Borrower's rights, title and interest in and to all of its patents.

                  Permitted Liens - any Lien of a kind specified in subsection
         8.2.5 of the Agreement.

                  Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of Borrower incurred after the date hereof which is secured by a Purchase Money Lien and which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower at the time outstanding, does not exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000). For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases shall be computed as a Capitalized Lease Obligation.

                  Person - an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

                  Plan - an employee benefit plan now or hereafter maintained for employees of Borrower that is covered by Title IV of ERISA.

                  Preferred Stock - Borrower's 8% convertible preferred stock, $0.01 par value.

                  Projections - Borrower's forecasted Consolidated and consolidating (a) balance sheets, (b) profit and loss statements, (c) cash flow statements, and (d) capitalization statements, all prepared on a consistent basis with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

                  Promissory Note and Stock Pledge Agreement - that certain Promissory Note and Stock Pledge Agreement dated as of July 10, 1995 between Pacific Acquisition Corp., Pacific Plastics, Inc. (a predecessor-in-interest to Borrower) and the selling shareholder signatories thereto, as in effect on the Original Closing Date.

                  Property - any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  Purchase Documents - the Stock Purchase Agreement ("Acquisition Agreement") by and between Borrower, Mitsubishi Chemical America, Inc. ("MCA") and Mitsubishi Plastics, Inc. ("MPI"), pursuant to which Borrower purchased from MCA and MPI all of the outstanding common stock of Pacific Western Extruded Plastics Company ("Western Pacific"). Subsequently, Western Pacific was merged into Borrower.

                  Purchase Money Indebtedness - means and includes (i) Indebtedness (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

                  Purchase Money Lien - a Lien upon fixed assets which secures Purchase Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

                  Reduced Facility - as defined in Section 4.2.3.

                  Rentals - as defined in Section 8.2.13 of the Agreement.

                  Reportable Event - any of the events set forth in Section 4043(b) of ERISA.

                  Required Lenders - as of any date, the Lenders with at least fifty and one tenth percent (50.1%) of the aggregate principal amount of the Revolving Loan Commitments, Term Loan A and Term Loan B; provided, that if any time there are two or fewer Lenders, Required Lenders shall mean all Lenders; and further provided that any decision to foreclose upon any real Property shall require the consent of the Lenders holding seventy-five percent (75%) of the aggregate principal amount of the Revolving Loan Commitments, Term Loan A and Term Loan B.

                  Restricted Investment - any investment made in cash or by delivery of Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

                  (2) investments in one or more Subsidiaries of Borrower to the extent existing on the Closing Date;

                  (3) Property to be used in the ordinary course of business;

                  (4) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower and its Subsidiaries;

                  (5) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof;

                  (6) investments in certificates of deposit maturing within one year from the date of acquisition issued by a bank or trust company organized under the laws of the United States or any state thereof having capital surplus and undivided profits aggregating at least $100,000,000; and

                  (7) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof.

                  Revolving Credit Loan - a Loan made by a Lender as provided in
         Section 1.1 of the Agreement.

                  Revolving Credit Loan Commitments - as defined in Section
         1.1.1 of the Agreement.

                  Revolving Credit Note - the Revolving Credit Note(s) to be executed by Borrowers in favor of Lenders to evidence the Revolving Credit Loans, which shall be in the form of Exhibit A-1 to the Agreement.

                  Revolving Credit Percentage - as defined in Section 1.1.1 of the Agreement.

                  Schedule of Accounts - as defined in subsection 6.2.1 of the Agreement.

                  Second Amended and Restated Term Loan Commitment - as defined in Section 1.2.1 of the Agreement.

                  Security - shall have the same meaning as in Section 2(1) of the Securities Act of 1933, as amended.

                  Security Documents - the Mortgages, any New Mortgage, the Patent Assignment, the Trademark Assignments and all other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

                  Series A Stock - Borrower's Series A 7% Convertible Preferred Stock, $0.01 par value.

                  Solvent - as to any Person, such Person (I) owns Property whose fair saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and
         (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

                  Spell Group - shall mean collectively (i) William H. Spell and
         (ii) Harry W. Spell, Richard W. Perkins, Bruce A. Richard, and, in either case, any of their spouses or any family trust which is controlled by any of the foregoing.

                  Standby Letter of Credit - any Letter of Credit issued by Agent or Bank for the account of Borrower which is not a Trade Letter of Credit.

                  Statutory Reserves - a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board and any other banking authority to which Bank, Agent or any Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to Bank or any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage, provided that no adjustment shall reduce Statutory Reserves below the amount in effect on the Closing Date. At Borrower's request, Agent or the applicable Lender shall provide Borrower with Agent's or the applicable Lender's calculations of Statutory Reserves.

                  Subordinated Debt - Indebtedness of Borrower that is subordinated to the Obligations in a manner satisfactory to Agent.

                  Subordinated Note Documents - that certain Securities Purchase Agreement dated on or about the Closing Date by and between Borrower and the holders of the Subordinated Notes and all schedules, exhibits and other documents and agreements executed and/or delivered in connection therewith.

                  Subordinated Notes - those certain subordinated promissory notes dated on or about the Closing Date in the original aggregate principal amount of $32,500,000 executed by Borrower in favor of the purchasers thereof.

                  Subsidiary - any corporation of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination.

                  Swingline Loan(s) - as defined in Section 1.1.2 of the Agreement.

                  Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate, any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (i) to be paid by Agent or any Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to Agent or any Lender; provided, that the term "Tax" shall not include any taxes imposed upon the net income of Agent or any Lender.

                  Term Loan - collectively, Term Loan A and Term Loan B.

                  Term Loan A - the Loan described in Section 1.2.1 of the Agreement.

                  Term Loan A Commitment - as defined in Section 1.2.1 of the Agreement.

                  Term Loan A Percentage - as defined in Section 1.2.1 of the Agreement.

                  Term Loan B - the Loan described in Section 1.2.2 of the Agreement.

                  Term Loan B Commitment - as defined in Section 1.2.2 of the Agreement.

                  Term Loan B Percentage - as defined in Section 1.2.2 of the Agreement.

                  Term Note - collectively, Term Note A and Term Note B.

                  Term Note A - the Secured Promissory Note(s) to be executed by Borrower in favor of Lenders to evidence Term Loan A, which shall be in the form of Exhibit A-2 to the Agreement.

                  Term Note B - the Secured Promissory Note(s) to be executed by Borrower in favor of Lenders to evidence Term Loan B, which shall be in the form of Exhibit A-3 to the Agreement.

                  Total Credit Facility - One Hundred Million Dollars ($100,000,000).

                  Trade Letter of Credit - a Letter of Credit issued by Bank or Agent for the account of Borrower in connection with the purchase of Inventory by Borrower.

                  Trademark Assignment - the Amended and Restated Trademark Security Agreement executed by Borrower on or about the Closing Date in favor of Agent and by which Borrower assigned to Agent, and granted to Agent a security interest in, as security for the Obligations all of Borrower's right, title and interest in and to all of its trademarks.

                  Voting Stock - Securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

         Other Terms. All other terms contained in the Agreement shall have, when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

         Certain Matters of Construction. The terms "herein", "hereof" and "hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

         Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing.

                                LIST OF EXHIBITS



Exhibit A-1       Form of Revolving Credit Notes
Exhibit A-2       Form of Term Note A
Exhibit A-3       Form of Term Note B
Exhibit B         Borrower's and each Subsidiary's of Borrower Business
                  Locations
Exhibit C         Form of Borrowing Base Certificate
Exhibit D         Jurisdictions in which Borrower and each Subsidiary of
                  Borrower is Authorized to do Business
Exhibit E         Capital Structure of Borrower
Exhibit F         Corporate Names
Exhibit G         Tax Identification Numbers of Subsidiaries
Exhibit H         Patents, Trademarks, Copyrights and Licenses
Exhibit I         Contracts Restricting Borrower's Right to Incur Debts
Exhibit J         Litigation
Exhibit K         Capitalized Leases
Exhibit L         Operating Leases
Exhibit M         Pension Plans
Exhibit N         Labor Contracts
Exhibit O         Compliance Certificate
Exhibit P         Permitted Liens
Exhibit Q         Financial Covenants
Exhibit R         Schedule of Documents
Exhibit S         Letter of Credit Charges
Exhibit T         Form of Assignment and Acceptance Agreement

                                   EXHIBIT A-1

                              REVOLVING CREDIT NOTE



 [$50,000,000]                                            September __, 1999
                                                           Chicago, Illinois


         FOR VALUE RECEIVED, the undersigned, (hereinafter "Borrower"), hereby PROMISES TO PAY to the order of ____________________________, a ________________
corporation ("Lender"), or its registered assigns, at the principal office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of [aggregate amount of Fifty Million Dollars ($50,000,000)], or such lesser principal amount as may be outstanding pursuant to the Loan Agreement (as hereinafter defined) with respect to the Revolving Credit Loan, together with interest on the unpaid principal amount of this Note outstanding from time to time.

         This promissory note (the "Note") is one of the Revolving Credit Notes referred to in, and issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement dated as of September ___, 1999 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC"), as agent for said lenders (FCC in such capacity "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         The principal amount of the indebtedness evidenced hereby shall be payable in the amounts and on the dates specified in the Loan Agreement and, if not sooner paid in full, on the Commitment Termination Date, unless the term hereof is extended in accordance with the Loan Agreement. Interest thereon shall be paid until such principal amount is paid in full at such interest rates and at such times as are specified in the Loan Agreement.

         Upon and after the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Note shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of Illinois.

                                            EAGLE PACIFIC INDUSTRIES, INC.,
                                            a Minnesota corporation ("Borrower")



                                            By:________________________________
                                               Name:___________________________
                                               Title:__________________________




                                     A-1-2

                                   EXHIBIT A-2

                             SECURED PROMISSORY NOTE

                                  (Term Note A)


[$35,000,000]                                           September __, 1999
                                                         Chicago, Illinois


         FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of ______________________, a ______________
corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of [Thirty-Five Million Dollars ($35,000,000)], together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is the one of the Term Notes A referred to in, and is issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as agent for said lenders (FCC, in such capacity, "Agent") dated the date hereof (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement;

                  (b) Principal shall be due and payable quarterly commencing on December 31, 1999, and continuing on the last day of each March, June, September and December thereafter to and including the last day of the quarter immediately preceding the Commitment Termination Date, in installments of [One Million Two Hundred Fifty Thousand Dollars ($1,250,000)] each; and

                  (c) The entire remaining principal amount then outstanding, together with any and all other amounts due hereunder, shall be due and payable on the Commitment Termination Date.

Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Note and the other Term Notes A amend and restate, and are issued in substitution for, and in replacement of, that certain Secured Promissory Note dated December 31, 1997 executed by Eagle Pacific Industries, Inc. in favor of Fleet Capital Corporation having a current principal amount of Ten Million Six Hundred Sixty-Six Thousand Dollars ($10,666,000). This Note also evidences additional advances made by Lender on the date hereof under Term Loan A. The replacement of the Prior Note with this Note shall not be construed (i) to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Prior Note outstanding at the time of replacement, or (ii) to release, cancel, terminate or otherwise adversely affect all or any part of any lien, mortgage, deed of trust, security interest or other encumbrance heretofore granted as security for the obligations, liabilities or indebtedness of Borrower under or in respect of the Prior Note which has not otherwise been expressly released.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.

         IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed and delivered in Chicago, Illinois, on the date first above written.


                                        EAGLE PACIFIC INDUSTRIES, INC.,
                                        a Minnesota corporation ("Borrower")


                                        By:____________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                     A-2-3

                                   EXHIBIT A-3

                             SECURED PROMISSORY NOTE

                                  (Term Note B)

[$15,000,000]
                                                          September __, 1999
                                                           Chicago, Illinois

         FOR VALUE RECEIVED, the undersigned (hereinafter "Borrower"), hereby promises to pay to the order of ______________________, a ______________
corporation (hereinafter "Lender"), or its registered assigns at the office of Fleet Capital Corporation, as agent for such Lender, or at such other place in the United States of America as the holder of this Note may designate from time to time in writing, in lawful money of the United States, in immediately available funds, at the time of payment, the principal sum of [Fifteen Million Dollars ($15,000,000)], together with interest from and after the date hereof on the unpaid principal balance outstanding from time to time.

         This Secured Promissory Note (the "Note") is one of the Term Notes B referred to in, and is issued pursuant to, that certain Second Amended and Restated Loan and Security Agreement dated as of September ___, 1999 by and among Borrower, the lender signatories thereto (including Lender) and Fleet Capital Corporation ("FCC") as agent for said lenders (FCC in such capacity "Agent") (hereinafter, as amended from time to time, the "Loan Agreement"), and is entitled to all of the benefits and security of the Loan Agreement. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full. All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

         For so long as no Event of Default shall have occurred and be continuing the principal amount and accrued interest of this Note shall be due and payable on the dates and in the manner hereinafter set forth:

                  (a) Interest on the unpaid principal balance outstanding from time to time shall be paid at such interest rates and at such times as are specified in the Loan Agreement; and

                  (b) Principal shall be due and payable quarterly commencing on December 31, 1999 and continuing on the last day of each March, June, September and December thereafter to and including September 30, 2002 in equal quarterly installments of $[1,250,000].

         Notwithstanding the foregoing, the entire unpaid principal balance and accrued interest on this Note shall be due and payable immediately upon any termination of the Loan Agreement pursuant to Section 4 thereof.

         This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement. Borrower may also prepay this Note in the manner provided in Section 4 of the Loan Agreement.

         Upon the occurrence, and during the continuation, of an Event of Default, this Note shall or may, as provided in the Loan Agreement, become or be declared immediately due and payable.

         The right to receive principal of, and stated interest on, this Note may only be transferred in accordance with the provisions of the Loan Agreement.

         Demand, presentment, protest and notice of nonpayment and protest are hereby waived by Borrower.

         This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois.


                                   EAGLE PACIFIC INDUSTRIES, INC.,
                                   a Minnesota corporation ("Borrower")


                                   By:_______________________________________
                                      Name:__________________________________
                                      Title:_________________________________

                                    EXHIBIT O

                             COMPLIANCE CERTIFICATE

                            [Letterhead of Borrower]


                                                        _______________, 19__

_______________________________
_______________________________
_______________________________

         The undersigned, the chief financial officer of Eagle Pacific Industries, Inc., a Minnesota corporation ("Borrower"), gives this certificate to Fleet Capital Corporation ("FCC"), as Agent, in accordance with the requirements of subsection 8.1.3 of that certain Second Amended and Restated Loan and Security Agreement ("Loan Agreement") dated as of September ___, 1999, by and among Borrower, the lender signatories thereto ("Lenders") and FCC, as agent for Lenders (FCC, in such capacity ("Agent") . Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

         1. Based upon my review of the [consolidated] balance sheets and statements of income of Borrower for the [fiscal year] [quarterly period] ending ____________________, 19__, copies of which are attached hereto, I hereby certify that:

         (a) The Consolidated Net Worth is $_________________;

         (b) The Fixed Charge Coverage Ratio is $______________;

         (c) The Interest Coverage Ratio is $_________________;

         (d) The Funded Debt to EBITDA Ratio is $______________;

         (e) Availability is $_________________;

         (e) Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

         2. No Default exists on the date hereof, other than:
______________________ _________________________________________ [if none, so state]; and

         3. No Event of Default exists on the date hereof, other than ___________________ _________________________________________ [if none, so state].

                                                Very truly yours,

                                                -------------------------------
                                                Chief Financial Officer

                                    EXHIBIT Q

                               FINANCIAL COVENANTS

         Consolidated Net Income means, with respect to Borrower and its Subsidiaries for any fiscal period, the net income (or loss) of Borrower and its Subsidiaries for such period taken as a whole (determined in accordance with GAAP on a consolidated basis), but excluding in any event: (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets or from any transaction classified as extraordinary under GAAP, any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses; (b) the proceeds of any life insurance policy; (c) net earnings and losses of any business entity, substantially all the assets of which have been acquired in any manner by Borrower, realized by such business entity prior to the date of such acquisition, (d) net earnings and losses of any business entity which shall have merged into Borrower earned or incurred prior to the date of such merger, (e) net earnings of any business entity (other than a Consolidated Subsidiary) in which Borrower has an ownership interest unless such net earnings shall have been received by Borrower in the form of cash distributions; (f) earnings resulting from a reappraisal, revaluation or write-up of assets; (g) any charge to net earnings resulting from the amortization of the value of stock options given to employees to the extent required by FASB 25; (h) any increase or decrease of net income arising from a change in Borrower's accounting methods; (i) any gains resulting from the forgiveness of Funded Debt or the retirement of Funded Debt at a discount; (j) any gain arising from the acquisition of any Securities of Borrower; and (k) any reversal of any contingency reserve, except that provision for such contingency reserve shall have been made from income arising during such period.

         EBITDA - With respect to any fiscal period, the sum of Borrower's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense;
(c) Interest Expense for such period, and (d) prior to December 31, 1999, that portion of cost of goods sold resulting from the write-up of Inventory in connection with the Acquisition pursuant to APB 16; provided that the aggregate amount added to EBITDA pursuant to this clause (d) shall not exceed $3,000,000.

         Fixed Charge Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA of Borrower for such period minus income taxes paid in cash and non-financed Capital Expenditures during such period to
(ii) Fixed Charges.

         Fixed Charges - For any period of determination, the sum of (a) scheduled principal payments of Funded Debt (including the principal portion of scheduled payments of Capital Lease Obligations), (b) Interest Expense paid in cash included in the determination of Consolidated Net Income, and (c) dividends paid on Borrower's capital stock.

         Funded Debt - means (i) Indebtedness arising from the lending of money by any Person to Borrower, including, without limitation, the Obligations; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower under any guaranty of obligations that would constitute Funded Debt under clauses (i) through (iii) hereof if owed directly by Borrower or any guaranty having the economic effect of guaranteeing any of the obligations of any other Person. In computing the amount of Funded Debt, the Subordinated Notes will be valued at full face value (less any payments thereon) without giving effect to any original issue discount.

         Funded Debt to EBITDA Ratio - With respect to any date, the ratio of
(i) total funded Funded Debt as of such date to (ii) EBITDA. For purposes of the Funded Debt to EBITDA Ratio, (i) for the period from 10/1/99 through 12/31/99, EBITDA shall be actual EBITDA for such period multiplied by four (4); (ii) for the period from 10/1/99 through 3/31/2000, EBITDA for such period shall be actual EBITDA for such period multiplied by two (2); and (iii) for the period from 10/1/99 through 6/30/00, EBITDA for such period shall be actual EBITDA for such period multiplied by four-thirds (4/3).

         Interest Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA for such period to (ii) Interest Expense paid in cash for such period, all as determined in accordance with GAAP.

         Interest Expense - With respect to any fiscal period, the interest expense incurred for such period excluding interest income as determined in accordance with GAAP.

         Investment - All investments in the property or assets of any person, in cash or property, whether by way of advance, loan, extension of credit by Borrower or any of its Subsidiaries (by way of guaranty or otherwise) or capital contribution, or purchase of stock, bonds, notes, debentures or other securities or any assets constituting the purchase of a business or line of business.

         Net Worth - Book net worth of the Borrower as determined in accordance with GAAP. For purposes of this Exhibit Q, Net Worth shall include any unamortized value assigned to the Warrants issued in connection with the Subordinated Notes which value was calculated in accordance with GAAP and is contained in Borrower's Consolidated Financial Statements.

         Interest Coverage Ratio - Borrower shall not permit the Interest Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

-----------------------------------------------------------
           Period                            Ratio
-----------------------------------------------------------
From 10/1/99 to December 31, 1999          2.65 to 1
-----------------------------------------------------------
For 6 months ending 3/31/2000              3.25 to 1
-----------------------------------------------------------
For 9 months ending 6/30/2000              3.25 to 1
-----------------------------------------------------------
For 12 months ending 9/30/2000             3.25 to 1
-----------------------------------------------------------

-----------------------------------------------------------
           Period                            Ratio
-----------------------------------------------------------
For 12 months ending 12/31/2000            3.50 to 1
-----------------------------------------------------------
Trailing 12 month periods ending on
March 31, 2001, June 30, 2001,             3.35 to 1
September 30, 2001 and
December 31, 2001
-----------------------------------------------------------
Trailing 12 month periods ending on
each March 31, June 30, September 30       4.00 to 1
and December 31 thereafter.
-----------------------------------------------------------

         Fixed Charge Coverage Ratio - Borrower shall not permit the Fixed Charge Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:


-----------------------------------------------------------------
                          Period                   Ratio
-----------------------------------------------------------------
From 10/1/99 to December 31, 1999                1.10 to 1
-----------------------------------------------------------------
For 6 months ending 3/31/2000                    1.20 to 1
-----------------------------------------------------------------
For 9 months ending 6/30/2000                    1.20 to 1
-----------------------------------------------------------------
For 12 months ending 9/30/2000                   1.20 to 1
-----------------------------------------------------------------
For 12 months ending 12/31/2000                  1.20 to 1
-----------------------------------------------------------------
Trailing 12 month periods ending on              1.15 to 1
March 31, 2001, June 30, 2001,
September 30, 2001 and December 31, 2001
-----------------------------------------------------------------
Trailing 12 month periods ending on              1.20 to 1
each March 31, June 30, September 30
and December 31 thereafter
-----------------------------------------------------------------

         Net Worth - Borrower shall achieve Net Worth as of the last day of each period set forth below of not less than the amount set forth opposite such period below:

-----------------------------------------------------
             Period                         Ratio
-----------------------------------------------------
At the Closing Date                      $15,000,000
-----------------------------------------------------
For Quarter ending 12/31/99               18,000,000
-----------------------------------------------------
For Quarter ending 3/31/99                19,800,000
-----------------------------------------------------

-----------------------------------------------------
For Quarter ending 6/30/2000              22,500,000
-----------------------------------------------------
For Quarter ending 9/30/2000              25,200,000
-----------------------------------------------------
For Quarter ending 12/31/2000             27,000,000
-----------------------------------------------------
For Quarter ending 3/31/2001              28,500,000
-----------------------------------------------------
For Quarter ending 6/30/2001              30,700,000
-----------------------------------------------------
For Quarter ending 9/30/2001              32,900,000
-----------------------------------------------------
For Quarter ending 12/31/2001             34,400,000
-----------------------------------------------------
For Quarter ending 3/31/2002              35,800,000
and each Quarter thereafter
-----------------------------------------------------

         Funded Debt to EBITDA Ratio - Borrower shall not permit the Funded Debt to EBITDA Ratio for any period set forth below to be greater than the ratio set forth opposite such period below:


-----------------------------------------------------
             Period                         Ratio
-----------------------------------------------------
Quarter Ended 12/31/99                   3.85 to 1
-----------------------------------------------------
6 months ending 3/31/2000                3.25 to 1
-----------------------------------------------------
9 months ended 6/30/2000                 3.25 to 1
-----------------------------------------------------
For 12 months ended 9/30/2000            3.00 to 1
-----------------------------------------------------
For 12 months ended 12/31/2000           3.00 to 1
-----------------------------------------------------
Trailing twelve month periods ending     2.75 to 1
3/31/2001, 6/30/2001, 9/30/2001
and 12/31/2001
-----------------------------------------------------
Trailing 12 month periods ending on      2.50 to 1
each March 31, June 30, September 30
and December 31 thereafter
-----------------------------------------------------

                                    EXHIBIT R

                              SCHEDULE OF DOCUMENTS


        (A) Certified copies of Borrower's casualty insurance policies, together with loss payable endorsements on Agent's standard form of Loss Payee Endorsement naming Agent as loss payee, and certified copies of Borrower's liability insurance policies, together with endorsements naming Agent as a co-insured;

        (B) Copies of all filing receipts or acknowledgments issued by any governmental authority to evidence any filing or recordation necessary to perfect the Liens of Agent, for its benefit and the ratable benefit of Lenders, in the Collateral and evidence in a form acceptable to Agent that such Liens constitute valid and perfected security interests and Liens, having the Lien priority specified herein;

        (C) Landlord or warehouseman agreements with respect to all premises leased by Borrower and which are disclosed on Exhibit B attached hereto. Such landlord agreements shall be in the form supplied by Agent to Borrower, with such reasonable revisions as customarily accepted by Agent or by similar financial institutions in similar financial transactions;

        (D) A copy of the Articles or Certificate of Incorporation of Borrower, and all amendments thereto, certified by the Secretary of State or other appropriate official of the jurisdiction of incorporation;

        (E) Good standing certificates for Borrower issued by the Secretary of State of Minnesota and each jurisdiction where the conduct of Borrower's business activities or the ownership of its Properties necessitates qualification;

        (F) Amendments to the Security Documents reflecting the transactions contemplated by the Agreement duly executed, accepted and acknowledged by or on behalf of each of the signatories thereto;

        (G) The Other Agreements duly executed and delivered by Borrower;

        (H) A Certificate of the Secretary of Borrower, together with true and correct copies of the Certificate or Articles of Incorporation and Bylaws of Borrower, and all amendments thereto, true and correct copies of the resolutions of the Board of Directors of Borrower authorizing or ratifying the execution, delivery and performance of this Agreement, the Security Documents, the Other Agreements and the documents, agreements and contracts evidencing or effecting the Acquisition and the names of the officer or officers of each Borrower authorized to sign this Agreement, the Security Documents (or amendments thereto), the Other Agreements and the documents, agreements and contracts evidencing or effecting the Acquisition together with a sample of the true signature of each such officer;

         (I) The favorable, written opinion of Fredrikson & Byron, P.A., counsel to Borrower, as to the transactions contemplated by this Agreement and any of the other Loan Documents;

         (J) Duly executed agreement establishing the Dominion Account with a financial institution acceptable to Lender for the collection or servicing of the Accounts;

         (K) Pay-off statements, releases and UCC-3 termination statements from Pacific Western Extruded Plastics Company's existing senior lenders;

         (L) Fully paid mortgagee title insurance policies (or binding commitments to issue title insurance policies, marked to Agent's satisfaction to evidence the form of such policies to be delivered after the Closing Date), in standard ALTA form, issued by a title insurance company satisfactory to Agent, each in an amount equal to not less than the fair market value of the real Property or leasehold interest acquired in the Acquisition, subject to the Mortgages, insuring the Mortgages to create a valid Lien on all real Property and valid Liens on the leasehold interest described therein with no exceptions which Agent shall not have approved in writing and not survey exceptions;

         (M) ALTA Surveys in respect to each parcel of real Property described in (L) above;

         (N) Purchase Documents;

         (O) Phase I environmental assessments (and, if applicable Phase II environmental assessments) in respect to each location acquired in the Acquisition;

         (P) Subordinated Note Subordination Agreement;

         (Q) Subordinated Debt Documents; and

         (R) Such other documents, instruments and agreements as Agent shall reasonably request in connection with the foregoing matters.

                                    EXHIBIT S

                            LETTER OF CREDIT CHARGES

FEE SCHEDULE - TRADE LETTERS OF CREDIT

-------------------------------------- ---------------------------------------
Issuance                               $250.00
-------------------------------------- ---------------------------------------
Amendment                              $85.00 - a maximum of six amendments
                                       per LC will be allowed. An amendment to
                                       increase and/or extend the LC will
                                       be treated as an issuance.
-------------------------------------- ---------------------------------------
LC Fee                                 LC Percent - as defined in the Loan
                                       Agreement
-------------------------------------- ---------------------------------------
Negotiation / Payment                  1/4% flat (minimum $150.00)
-------------------------------------- ---------------------------------------
Acceptance / Deferred Payment          2.75% p.a. (minimum $150.00)
-------------------------------------- ---------------------------------------
Cancellation of Unused Credits         $100.00
-------------------------------------- ---------------------------------------
Transfer / Assignment of LC            1/4% flat (minimum $250.00)
-------------------------------------- ---------------------------------------
Shipping Guaranty / Airway Release     $100.00
-------------------------------------- ---------------------------------------
Wire Transfer                          $35.00 per transfer
-------------------------------------- ---------------------------------------

plus any and all out-of-pocket expenses such as courier, postage and telexes, etc.

FEE SCHEDULE -STANDBY LETTERS OF CREDIT

-------------------------------------- ---------------------------------------
Issuance                                $150.00
--------------------------------------- --------------------------------------
Amendment                               $150.00 inclusive of automatic renewal
                                        of LC
--------------------------------------- --------------------------------------
LC Fee                                  LC Percent - as defined in the Loan
                                        Agreement
--------------------------------------- --------------------------------------
Negotiation / Payment                   1/4% flat (minimum $150.00)
--------------------------------------- --------------------------------------
Transfer of LC                          1/4% flat (minimum $2000.00)
--------------------------------------- --------------------------------------
Wire Transfer                           $35.00 per transfer
--------------------------------------- --------------------------------------

plus any and all out-of-pocket expenses such as courier, postage and telexes, etc.

                                    EXHIBIT T

                                     FORM OF
                       ASSIGNMENT AND ACCEPTANCE AGREEMENT



THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT (this "Agreement") made as of ______________, 199__, by and between ________________ ("Assignee") and
______________ ("Assignor"). Eagle Pacific Industries, Inc., a _______________
corporation ("Borrower"), the lenders signatory thereto ("Lenders") and Fleet Capital Corporation ("FCC") as agent for such Lenders (FCC in such capacity "Agent") entered into a certain Second Amended and Restated Loan and Security Agreement dated as of September __, 1999 (the "Loan Agreement") pursuant to which Lenders extended credit to Borrower in an aggregate principal amount not to exceed at any time outstanding ___________________ Dollars ($__________). The parties are entering into this Agreement to provide for the transfer by Assignor of a portion of its rights and obligations under the Loan Agreement to Assignee.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignee and Assignor agree as follows:

1.       Assignment.

(1) Assignor hereby sells, assigns and transfers to Assignee, and Assignee hereby purchases and assumes from the Assignor as of the Effective Date (as defined in Section 4 hereof) subject to the terms and conditions set forth in
Section 12.3(b) of the Loan Agreement (x) (i) ___________ Dollars ($_________) Revolving Loan Commitment, including without limitation, an equivalent undivided interest and participation in and to all Letters of Credit and LC Guaranties, whether outstanding on the Effective Date or issued thereafter, (ii) __________ Dollars ($______) Term Loan A and (iii) ____________ Dollars ($______) Term Loan B (collectively, the "Assigned Commitment"), which shall be evidenced by a Revolving Credit Note, in the form of Exhibit A hereto (the "____________ Revolving Credit Note"), a Term Note A, in the form of Exhibit B hereto (the "____________ Term Note A") and a Term Note B, in the form of Exhibit C hereto (the "___________ Term Note B") and (y) a proportional ________ percent (___%) portion of the Revolving Credit Loans, Term Loan A and Term Loan B outstanding as of the Effective Date (the "Assigned Loans"), also evidenced by the ____________ Revolving Credit Note, the ___________ Term Note A and the _____ Term Note B. As of the date hereof, the face amount of all outstanding Letters of Credit and LC Guaranties is ______________________ ($_________).

         (2) The Assignee hereby irrevocably purchases, takes and assumes, effective on the Effective Date, all duties, liabilities, obligations, rights and interests assigned and delegated to it by the Assignor (including, without limitation, the obligation to make Revolving Credit Loans or to incur obligations in respect to Letters of Credit and LC Guaranties up to the amount of the Assignee's Assigned Commitment) and agrees to perform and assume all such duties, liabilities and obligations, and shall have all such rights and interests on and after the Effective Date as if it had been an original party to the Loan Agreement and each of the other Loan Documents having a Revolving Credit Loan Commitment, Term Loan A Commitment and Term Loan B Commitment equal to ____________ (____%) of the total Revolving Credit Loan Commitments, Term Loan Commitments and Term Loan B Commitments under the Loan Agreement as is more specifically set forth in Section 1(a) hereof.

         (3) Assignor makes no representation or warranty and assumes no responsibility with respect to (x) any statements, warranties or representations made in or in connection with the Loan Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement and the other Loan Documents, other than that it is the legal and beneficial owner of the interests being assigned by it hereunder, that such interests are free and clear of any adverse claim, that it is legally authorized to enter into this Agreement and that this Agreement constitutes its legal, valid and binding obligations and (y) the financial condition of Borrower or the performance or observance by Borrower of any of their respective obligations under the Loan Agreement or any of the other Loan Documents.

         (4) The Assignee (i) represents and warrants that it is legally authorized to enter into this Agreement, that the same constitutes its legal, valid and binding obligations and that all necessary consents, licenses, approvals, authorizations of, and all registrations or declarations with, any governmental or regulatory authority or body (collectively, the "Consents" and individually, a "Consent") presently required in connection with its execution, delivery and performance of this Agreement or for the enforcement of this Agreement against it have been obtained or made and are in full force and effect, and agrees that it shall (x) use its best efforts to obtain any additional Consents that become necessary for such execution, delivery, performance or enforcement, (y) comply in all material aspects with the terms of each such Consent and (z) notify the Agent promptly upon any such Consent being withdrawn, suspended or otherwise limited in effect or ceasing to be in full force and effect or of any such additional Consent becoming necessary; (ii) confirms that it has received a copy of the Loan Agreement and each of the other Loan Documents, together with copies of financial statements which Assignor has identified as the most recent financial statements delivered in accordance with the terms of the Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (iii) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement and each of the other Loan Documents; (iv) appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Loan Agreement and each of the other Loan Documents as are delegated to Agent by the terms thereof; (v) confirms that it is purchasing and assuming the interests in the Assigned Commitment, the Assigned Loans, the Loan Agreement and each of the other Loan Documents hereunder in the course of making loans in the ordinary course of its commercial lending business and not with any present intention of distributing or selling such interests (except as permitted under the Loan Agreement); and (vi) agrees that it will perform in accordance with their terms all the Obligations which by the terms of the Loan Agreement and each of the other Loan Documents are required to be performed by it as a Lender under the Loan Agreement and each of the other Loan Documents.

         (5) Assignee agrees to indemnify Assignor from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Assignor in any way relating to or arising out of Assignee's failure to perform Assignee's obligations under the Assigned Commitment on or after the Effective Date.

2.       Payment for Assigned Revolving Credit Loans.

         (1) On or before 11:00 a.m. on the Effective Date, Assignee shall deliver to Assignor in immediately available funds (the "Purchase Price") equal to __________ percent (____%) of the principal amount of all of the Revolving Credit Loans, Term Loan A and the Term Loan B outstanding on the Effective Date.

         (2) Notwithstanding the terms of the Loan Agreement or the ___________ Revolving Credit Note, the __________ Term Note A or the __________ Term Note B with respect to: (a) the first interest payments due after the Effective Date on the LIBOR Portion or the Base Rate Portion, (b) the first unused line fee due after the Effective Date and (c) fees received by Agent prior to the Effective Date in respect to Letters of Credit or LC Guaranties outstanding on the Effective Date:

                  (1) Whenever Agent receives a payment of such interest, Agent will promptly pay over to Assignee interest on the LIBOR Portion(s) and the Base Rate Portion at the interest rates provided for in the Loan Agreement calculated from the Effective Date;

                  (2) Whenever Agent receives a payment of such unused line fee, it will promptly pay over to Assignee its proportionate share of said fee calculated from the Effective Date in accordance with the terms of the Loan Agreement; and

                  (3) Whenever Agent receives a payment of such fees in respect to Letters of Credit or LC Guaranties outstanding on the Effective Date, it will promptly pay over to the Assignee its proportionate share of said fees calculated from the Effective Date in accordance with the terms of the Loan Agreement.

                  Agent shall pay over to Assignor (or to another applicable Lender) (x) the difference between the total amount of the first interest payments due after the Effective Date in respect to the LIBOR Portion or the Base Rate Portion and the amounts paid to Assignee pursuant to 2(b)(i) above,
(y) the difference between the first payment of unused line fee due after the Effective Date and the amounts paid to Assignee pursuant to Section 2(b)(ii) above and (z) the difference between the first payment of fees in respect to Letters of Credit or LC Guaranties outstanding on the Effective Date and the amounts paid to Assignee pursuant to Section 2(b)(iii) above.

3.       Delivery of Amendment.

                  On the Effective Date, Assignor and Assignee shall execute an amendment to the Loan Agreement in the form of Schedule I hereto (the "Amendment"). Assignor will use its best efforts to cause Borrower to promptly deliver to Assignee the Amendment and the ______________ Revolving Credit Note, the _______ Term Note A and the _______ Term Loan B, each executed by Borrowers.

4.       Effective Date.

         (1) This Agreement shall become effective on the first date (the "Effective Date") when each of the following conditions precedent is satisfied in full:

                  (1) Agent shall have received counterparts of this Agreement which, when taken together, bear the signature of all of the parties hereto;

                  (2) Agent shall have received for and on behalf of Assignor and Assignee, the Amendment executed by all parties thereto, the __________ Revolving Credit Note, the ____ Term Note A and the _______ Term Loan B, and the Notes to be delivered to Assignor pursuant to the Amendment; and

                  (3) Assignee shall have delivered to the Assignor in immediately available funds the Purchase Price, and Assignor shall have delivered to Assignee in immediately available funds amounts due Assignee pursuant to Section 2 above; and

                  (4) Agent shall have received the fee payable to it pursuant to Section 12.3(b) of the Loan Agreement.

         (2) All notices shall be delivered to the Assignee, at the following address:

                           Attention: ________________________
                           ___________________________________
                           ___________________________________
                           Attention:_________________________
                           Telephone No.:  (___) ___-_________
                           Telecopier No.:  (___) ___-________

5.       Governing Law.

                  This Agreement and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

6.       Counterparts.

                  This Agreement may be executed in any number of counterparts, and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.


                                          ________________________, as Assignor



                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________




                                          ________________________, as Assignor



                                          By:_________________________________
                                          Name:_______________________________
                                          Title:______________________________



Accepted and Agreed to as of
this ______ day of ____________, _______

                                   SCHEDULE I

                FORM OF AMENDMENT TO LOAN AND SECURITY AGREEMENT

         AMENDMENT, dated as of __________________, to the Loan and Security Agreement, dated as of ________________, ____, among Eagle Pacific Industries, Inc. ("Borrower"), the lenders named therein ("Lenders") and Fleet Capital Corporation, as Agent (the "Loan Agreement"). The terms used herein and not otherwise defined shall have the meanings attributed to them in the Loan Agreement.

         WHEREAS, pursuant to the Loan Agreement, inter alia, Lenders: (i) have committed to make Revolving Credit Loans to Borrower in the principal amount of up to Fifty Million Dollars ($50,000,000); (ii) have committed to incur certain obligations on behalf of Borrower in respect to Letters of Credit and LC Guaranties; (iii) have made a Term Loan A to Borrower in the principal amount of Thirty-Five Million Dollars ($35,000,000); and (iv) have made a Term Loan B to Borrower in the aggregate amount of Fifteen Million Dollars ($15,000,000);

         WHEREAS, ________________________________ has sold, transferred and assigned the following Revolving Credit Loans, the Revolving Credit Loan Commitment, Term Loan A and Term Loan B to the following parties:

         (a)      [LENDER NO. 1]

         (i) Assigned Revolving Credit Loans: ____________________ Dollars ($__________);

         (ii) Assigned Revolving Credit Loan Commitment: _________________ Dollars ($__________);

         (iii) Assigned Term Loan A: _________________ Dollars ($__________);
and

         (iv) Assigned Term Loan B: _________________ Dollars ($__________).

         (b)      [LENDER NO. 2]

         (i) Assigned Revolving Credit Loans: _________________ Dollars ($__________);

         (ii) Assigned Revolving Credit Loan Commitment: _________________ Dollars ($__________);

         (iii) Assigned Term Loan A: _________________ Dollars ($__________);
and

         (iv) Assigned Term Loan B: _________________ Dollars ($__________).

         WHEREAS, as a result of such sale, assignment and transfer each of LENDER NO. 1 and LENDER NO. 2 has become a Lender with a Revolving Credit Loan Commitment, Term Loan A and Term Loan B under the Loan Agreement; and

         WHEREAS, the parties hereto desire to amend the Loan Agreement to add LENDER NO. 1 and LENDER NO. 2 as Lenders.

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained and contained in the Loan Agreement, the parties hereto hereby agree as follows:

         1. The signature block to the Loan Agreement is hereby amended to read as the signature block to this Amendment.

         2. Borrower hereby confirms that the representations and warranties of Borrower contained in the Loan Documents are correct in all material respects on the date hereof, except (i) to the extent that any such representation or warranty expressly relates to an earlier date, and (ii) for changes therein permitted or contemplated by the Loan Agreement.

         3. Borrower represents and warrants that no Default or Event of Default exists as of the date hereof.

         4. On the date hereof, Borrower shall issue and deliver to Agent Revolving Credit Notes, Term Notes A and Term Notes B to each of LENDER NO. 1, LENDER NO. 2 and [Assigning Lender] in the amount of each Lender's respective Revolving Credit Loan Commitment, outstanding Term Loan A and outstanding Term Loan B. Upon the delivery to Agent of such Notes, Agent shall deliver to Borrower for cancellation the Notes previously delivered to [Assigning Lender].

         5. Notices to LENDER NO. 1 and LENDER NO. 2 shall be addressed as follows:

                  (a)      LENDER NO. 1






                  (b)      LENDER NO. 2





         6. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

         7. This Amendment and the obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Illinois applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

         8. This Amendment may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.


EAGLE PACIFIC INDUSTRIES, INC.            LENDER NO. 1

By:________________________________       By:_______________________________
Name:______________________________       Name:_____________________________
Title:_____________________________       Title:____________________________

FLEET CAPITAL CORPORATION, as Agent       Revolving Credit Loan Commitment:
                                          $_____________
By:________________________________       Outstanding Term Loan A: $__________
Name:______________________________
Title:_____________________________       Outstanding Term Loan B: $__________

ASSIGNING LENDER                          LENDER NO. 2

By:________________________________       By:_______________________________
Name:______________________________       Name:_____________________________
Title:_____________________________       Title:____________________________

Revolving Credit Loan Commitment:         Revolving Credit Loan Commitment:
$__________                               $___________

Outstanding Term Loan A:  $__________     Outstanding Term Loan A: $__________

Outstanding Term Loan B:  $__________     Outstanding Term Loan B: $__________